     Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

                                                                    EXHIBIT 10.1

             iDEN(R) INFRASTRUCTURE INSTALLATION SERVICES AGREEMENT

This Agreement ("Agreement" or "Services Agreement") is between Motorola, Inc., a Delaware corporation, by and through its Network Solutions Sector, Customer
Solutions Group with offices at 1301 East Algonquin Road, Schaumburg, Illinois
60196 ("Motorola", which term shall also mean, where the context requires, Motorola subsidiaries or subcontractors involved in providing services or materials for this Agreement) and Nextel International, Inc. a company with offices at 2001 Edmund Halley Drive Reston Virginia 20191 "Nextel International" and [See schedule Item 1], a company with offices at [See schedule Item 2]
("Customer").

RECITALS:

Customer or its Affiliates have certain rights to use certain electromagnetic radio frequencies licensed by the "Spectrum Regulatory Agency" and employs or intends to employ such frequencies to operate iDEN Systems in the "Area" defined below in Section 1.

Customer shall purchase and Motorola shall sell, where required by the Customer, installation and integration services for iDEN Systems and other services performed in [See schedule Item 3] pursuant to the terms and conditions of this Agreement.

The Exhibits to this Agreement are incorporated by reference into the Agreement.

Motorola and Customer previously entered into a subscriber agreement, as subsequently amended, for the sale by Motorola and purchase by Customer of Subscriber equipment for use on the Systems (the "Subscriber Agreement").

AGREEMENT:

Now therefore, in consideration of the mutual obligations herein contained, the parties agree as follows:

1.0     DEFINITIONS

        Capitalized terms used in this Agreement and the Exhibits shall have the following meanings:

        ACCEPTANCE TEST PLAN

        The Acceptance Test Plan (ATP) is the plan in a Project Agreement or
        Motorola Quotation for testing a new System or System Expansion. The ATP consists of specific

---------------------------------------
(R) Registered U.S. Patent & Trademark Office.


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Motorola/Nextel International/[See schedule Item 3 ]      1          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.


        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

        tests mutually agreed upon and selected from the Generic Acceptance Test
        Plan (GATP) provided in Exhibit "C."

        AFFILIATE

        All wholly owned and majority owned and controlled affiliates of Customer that operate solely in a country where the Customer operates.

        AREA

        The geographic area of any of the metropolitan market areas throughout
        [See schedule Item 3].

        CHANGE ORDER

        Any change agreed to in writing, by Customer and Motorola, that modifies the type or quantity of Services set forth in a "Purchase Order" or "Project Agreement", which terms are defined in Section 2.4.

        COMMERCIAL SERVICE

        The point at which Customer has the beneficial use of the System or any when portion thereof is functional and operative. Beneficial use shall be defined as when the System has one or more Subscribers, other than Subscribers specifically connected as part of a test program.

        CONDITIONAL ACCEPTANCE AND FINAL ACCEPTANCE

        Conditional Acceptance of a System shall occur as follows:

        With respect to new Systems, Conditional Acceptance shall occur at the first of the following: (1) commencement of Commercial Service of the product purchased, or (2) satisfactory completion of the ATP, which satisfactory completion shall be evidenced by a notice signed by a Customer and which notice shall not be unreasonably withheld. Final
        Acceptance shall occur and be evidenced by a notice signed by Customer when Conditional Acceptance and substantially all Punchlist items have been resolved.

        With respect to Expansion Product, in the event Customer purchases
        Installation and Integration Services, including an ATP, from Motorola prior to the date of shipment, Conditional and Final Acceptance shall occur in the same manner as provided in the "Conditional Acceptance and Final Acceptance" definition above with respect to the System.


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Motorola/Nextel International/[See schedule Item 3 ]      2          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

        For Expansion Product, Equipment or Software purchased without
        Installation and Integration Services, the Conditional Acceptance and
        Final Acceptance provisions in this Section will not apply and such Expansion Product, Equipment or Software will be invoiced for [*] of its invoiced value upon shipment. Motorola will warrant the functional operation of Equipment and Software purchased without Motorola installation and integration assistance per Section 8.7 so long as such Equipment and Software is installed by the Customer in accordance with Motorola hardware configuration and datafill guidelines.

        CONFIDENTIAL INFORMATION

        Software, Documentation, Interfaces, and Specifications and information transferred pursuant to this Agreement which may include, without implied limitation, formulas, processes, designs, photographs, plans, samples, equipment, equipment performance reports, Subscriber lists, pricing information, studies, findings, inventions, ideas, drawings, schematics, sketches, specifications, parts lists, technical data, databases, software in any form, flow charts, algorithms and other business and technical information. The parties shall use reasonable effort to mark all confidential information as confidential or proprietary. Excluded from Confidential Information is that which (i) the recipient had in its possession without confidential limitation prior to disclosure, (ii) which is independently developed by the recipient, (iii) which is known or becomes known to the general public without breach of this Agreement, or (iv) which is received rightfully and without confidential limitation by the recipient from a third party.
        Confidential Information shall be subject to the requirements of Section
        12 of this Agreement.

        EQUIPMENT

        Goods, hardware, and products (other than Software) contained in the Price Book or in a Project Agreement or Motorola Quotation which are supplied by or through Motorola U.S. to be used in conjunction with and as part of an iDEN System.

        EXPANSION PRODUCT

        All Fixed Network Equipment, Software, and other Motorola U.S. supplied products and services purchased from Motorola or Motorola U.S. to add to or expand a System.

        FCA

        When used herein shall be as defined in Incoterms 1990. Motorola shall deliver to Customer's carrier at a manufacturing site or Motorola facility.



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
Motorola/Nextel International/[See schedule Item 3 ]      3          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

        FIXED NETWORK EQUIPMENT - FNE

        "FNE" shall mean Motorola U.S. supplied Equipment integral to the iDEN
        System, including the following major components: [*]. Equipment which is not integral to the Sites, such as antennas, transmission line, and combining equipment (currently not supplied by Motorola), is excluded from FNE, as are Subscriber Units.

        iDEN

        iDEN is the trademark for Motorola U.S.'s advanced integrated digital enhanced network containing the radio-telephone and dispatch communications system that is described in Exhibit "B".

        IMPLEMENTATION SCHEDULE

        The schedule set forth in the Project Agreement or Motorola Quotation for the System or System Expansion.

        INITIAL PROGRAM LOAD (IPL)

        The Initial Program Load (IPL) Software is delivered with the System or
        System Expansion, shall be the most current version of iDEN Software that is in general release and includes the most current Software necessary to support all major subsystems or components of the iDEN
        System as identified in the Price Book, Project Agreement or Motorola
        Quotation. A license fee for the System IPL is identified in the Price
        Book.

        INTERCONNECT CARRIER

        Any local exchange carrier, inter-exchange carrier, or reseller of local or inter-exchange service that is connected to a System.

        INTERCONNECT FACILITIES

        The medium connecting the iDEN Network Interconnect Switch to the public switched telephone network or inter-exchange carrier network of any Interconnect Carrier including termination facilities such as protected termination blocks, end office termination repeaters and Channel Service
        Units to permit direct connection to the System.





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
Motorola/Nextel International/[See schedule Item 3 ]      4          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.


        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

        MOTOROLA U.S.

        Motorola, Inc., a Delaware corporation, by and through its Network
        Solutions Sector, Customer Solutions Group with offices at 1301 East
        Algonquin Road, Schaumburg, Illinois 60196.

        NII AFFILIATES

        The term "NII Affiliates" shall mean collectively the following Nextel
        International majority-owned subsidiaries: (1) Nextel Argentina S.R.L.,
        (2) Nextel Telecomunicacoes Ltda., (3) Nextel de Mexico, S.A. de C.V.,
        (4) Nextel del Peru S.A., (5) NEXTEL Communications Philippines, Inc.,
        (6) the Nextel International Chile affiliate, and (7) the Nextel
        International Uraguay affiliate.

        PRICE BOOK

        Motorola's iDEN(R) Infrastructure Price Book, which is kept by Motorola on the iDEN web site for use in the United States and worldwide, as appropriate, and updated periodically by Motorola.

        PUNCHLIST

        The list, prepared during the ATP and the [*] subsequent to the date of Conditional Acceptance and finalized no later than [*] subsequent to the date of Conditional Acceptance, which sets forth those items, if any, identified by Customer in good faith and agreed to by Motorola (which agreement Motorola shall not unreasonably withhold or delay) where the System or System Expansion or Expansion Product fails to comply with the applicable specifications and performance standards set forth in Exhibit
        "B" and the ATP.

        RF

        Radio Frequency.

        SERVICES

        Services shall be as defined in the Price Book or Motorola Quotation.

        SITE

        Each of the physical locations comprising the System, which contains
        FNE, including the geographic location that houses the iDEN mobile switching office equipment.

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Motorola/Nextel International/[See schedule Item 3 ]      5          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.


        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        SMP

        The Software Maintenance Program defined in Exhibit "E".

        SUBSCRIBER

        A person who uses the System entitling the System operator to revenue.

        SOFTWARE

        The object-code or, in limited cases, source code computer programs licensed by Customer for use solely in conjunction with the FNE.

        SPECTRUM REGULATORY AGENCY

        "Spectrum Regulatory Agency" shall mean the agency of the Government of any country in the Area which is responsible for radio communications administration and regulation.

        SUBSCRIBER UNIT

        Any manufactured and assembled, mobile or portable, iDEN telecommunications unit intended for use by any Subscriber.

        SYSTEM

        A "System" shall be defined as a specified grouping of Equipment and Software for an MSO, RSO, or CSO supplied by or through Motorola U.S., including related Services, for the construction of a digital mobile network to provide mobile integrated services for a geographic area utilizing the basic iDEN technology platform.

        SYSTEM EXPANSION

        A "System Expansion" shall be defined as a specified grouping of Equipment and Software for modification of an MSO, RSO, or CSO utilizing the basic iDEN technology platform, and supplied by or through Motorola
        U.S., including related Services, as a single order or a group of related orders which are received by Motorola U.S. or Motorola within thirty (30) days from the date on which Motorola U.S. received the first of such related orders, unless otherwise agreed to, having an aggregate minimum purchase price of [*]. The specific grouping shall be ordered for the modification of the existing design, or to increase the capabilities or capacities of Customer's existing iDEN System.



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
Motorola/Nextel International/[See schedule Item 3 ]      6          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.


        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        SYSTEM INTEGRATION

        "System Integration" shall be as defined in Section 2.2.2(a).

        TECHNICAL DEFINITIONS

        The definitions set forth in Exhibit "B" shall have the same meaning herein.

2.0     SCOPE OF AGREEMENT:  IMPLEMENTATION

        2.1 Customer agrees to order and purchase from Motorola and Motorola agrees to install and integrate iDEN Systems, System Expansions, Equipment, and Software and provide other services performed in [See schedule Item 3] at prices set forth in the Price Book or applicable Motorola Quotation. The Price Book may be updated by Motorola periodically, provided that no change shall contradict agreements made herein. The prices for goods and services set forth in the Price Book are set forth in United States dollars unless specifically noted to the contrary. Notwithstanding any provision of this Agreement to the contrary, no Equipment or Software is sold or licensed under this Agreement to Customer by Motorola. No services provided outside [See schedule Item 3] are sold to Customer by Motorola under this Agreement.

        2.2     [Intentionally Omitted]

        2.3 Motorola and Customer shall each appoint a Program Manager for each project. Each such Project Program Manager shall have the responsibility to make good faith efforts to resolve problems and disputes prior to initiating the dispute resolution procedures set forth in Section 30. Other responsibilities are as follows:

               2.3.1 The responsibilities of the Motorola Program Manager shall include:

                      a.  Serve as the primary Customer contact for the project.

                      b. Serve as the focal point for all Motorola internal plant and field issues.

                      c. Deliveries, subcontracts, installation, System testing and integration, documentation, training and all duties required to coordinate any work of the various
                          Motorola team members required by the Customer.

                      d. Clarify the final definition of all Customer and project requirements.


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
Motorola/Nextel International/[See schedule Item 3 ]      7          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.


        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

                      e. Establish a detailed project schedule and oversee accomplishment of project milestones.

                      f.  Establish the project team structure and staffing.

                      g. Establish and maintain project reporting and measurement procedures.

                      h. Meet regularly with Customer's Program Manager to review progress and project issues.

                      i. Facilitate within Motorola Customer's order placement and order acceptance procedures.

               2.3.2 The responsibilities of the Customer Program Manager shall include:

                      a.   Serve as primary Motorola contact for the project.

                      b. Serve as the focal point for all Customer internal and field issues.

                      c. Schedule and oversee accomplishment of project milestones.

                      d. Review and approve accomplishment of project milestones.

                      e. Disseminate project reports and measurement procedures within Customer's organization.

                      f.   Approve all modifications to specifications.

                      g.   Approve and acquire all Sites, notify the Motorola
                           Program Manager of Site availability, and coordinate
                           Motorola's  access to the Sites.

                      h. Meet regularly with the Motorola Program Manager to review progress and project issues.

        2.4 Customer shall order Services on "Purchase Order(s)", defined below in Section 2.4.1, provided however, that any such documents incorporate this Agreement by reference and state that this Agreement supersedes all terms and conditions of such document.
               Purchase Orders shall identify quantities of goods and/or services ordered and shall include shipping dates and/or shipping locations. All prices shall be as set forth in the then current
               Price Book or as specifically provided by Motorola in a referenced "Motorola Quotation", defined below in Section 2.4.1.




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
Motorola/Nextel International/[See schedule Item 3 ]      8          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.


        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               For these purposes, the following statement on a Purchase Order document shall suffice as such incorporation by reference and supersession:

                      "All terms and conditions of the Nextel International, Inc./ [See schedule Item 1]/ Motorola, Inc. iDEN(R)
                      Infrastructure Installation Services Agreement, dated as of June 30, 2000, as amended, shall apply to this purchase order and shall supersede and replace any preprinted or other terms and conditions contained herein."


               Standard Equipment order lead times and installation period shall be as set forth in the Price Book, as modified by Motorola from time to time. If a Purchase Order makes reference to a valid
               Motorola Quotation, such Motorola Quotation shall become incorporated into such Purchase Order when the latter becomes effective. At Customer's request, Motorola shall use commercially reasonable efforts to reduce lead times. If shortening any such lead time requires an extra fee, Motorola shall provide Customer such option.

        2.4.1  Additional Definitions:

               (a) Authorized Signatory. For the purposes of Section 2.4, an
                   "Authorized Signatory" is a person authorized by Customer or by Motorola to execute or acknowledge Purchase Orders, Project Agreements, Motorola Quotations, or amendments thereto. Each party shall provide the other written notice of its respective Authorized Signatories and changes to same.

               (b) Purchase Orders. A "Purchase Order" is a purchase order on a form provided either by Customer or by Motorola, provided that such form contains the preceding requirements for incorporation by reference and supersession. A Purchase Order may be either associated with a "Project Agreement", defined below, or not so associated. A non-associated Purchase Order will be billed [*], with payment due within [*] of such invoice. A Purchase Order in proper form and executed by Customer becomes effective upon acceptance by Motorola pursuant to Motorola's order acknowledgment procedures or other notification. For all Customer purchases, Motorola shall provide acknowledgment to both Customer and Nextel
                   International. If Customer subsequently requests a change to the scope of work required pursuant to a Purchase Order, Motorola may propose additional charges and address schedule impact for such changed scope of work. All Purchase Orders or Change Orders shall be signed by an Authorized Signatory of Customer.





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
Motorola/Nextel International/[See schedule Item 3 ]      9          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.


        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               (c) Project Agreements. "Project Agreements" are defined in
                   Exhibit "A". Project Agreements shall identify all Purchase
                   Orders related to the Project Agreement. The Project
                   Agreement is not intended as a reconciliation document, nor is a Project Agreement intended for the purchase of Equipment, Software, and/or Services. If Customer requests changes to the scope of the work required for an executed
                   Project Agreement, Motorola may propose additional charges and/or schedule revisions for such changed scope of work.

               (d) Motorola Quotations. "Motorola Quotations" are quotations provided by Motorola to Customer for Equipment, Software, and/or Services that are not in the Price Book or require customization or deviate in any way from standard product or service offering detailed in the Price Book. Such quotations may include related terms and conditions, including pricing.
                   All Motorola Quotations are subject to this Agreement, and any terms and conditions in a Motorola Quotations inconsistent with those in this Agreement are governed by those in this Agreement. If after Motorola's acknowledgment, Customer makes changes to the scope of the work required for the Motorola Quotation, Motorola may propose additional charges and/or schedule revisions. If requested by Customer, Motorola shall use commercially reasonable efforts to seek reduction of lead time on third party product impacting
                   Customer's schedule.

        2.4.2  Order Process

               Purchase Orders for Price Book items may be completed by Customer without the need for input from Motorola. Receipt of Purchase
               Orders will be acknowledged by Motorola. Non-Price Book items require a Motorola Quotation.

               Project Agreements are created by Motorola using the form set out in Appendix I to Exhibit "A" hereto and sent to Customer for approval. Customer shall review all documents and indicate its acceptance by signing and returning an executed copy to Motorola or shall work with Motorola to achieve mutually acceptable revisions to the proposed Project Agreement, after which both
               Customer and Motorola shall execute such revised Project
               Agreement.

        2.4.3  Changes in Purchase Orders and Project Agreements

               (a) Purchase Order Modification. Any modification after such
                   Purchase Order has been accepted by Motorola other than cancellation shall be made only by written mutual agreement accompanied by a revised or replacement Purchase Order executed by an Authorized Signatory of Customer, except for the type of changes set forth below ("Purchase Order
                   Adjustments"):




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
Motorola/Nextel International/[See schedule Item 3 ]      10          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.


        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


                      (i) Changes to Customer requested ship dates, not to exceed [*] extension;

                      (ii) Changes to shipping locations to an alternate
                           authorized Customer location.

                  Purchase Order Adjustments may be made by the agreement of one
                  Authorized Signatory from Customer and one Authorized
                  Signatory from Motorola, provided that such agreement is confirmed via contemporaneous faxed or emailed confirmations exchanged between Customer and Motorola.

               (b) Purchase Order Cancellation. Customer may cancel a Purchase
                   Order without charge up to [*] after the order, provided that shipment has not occurred. Unless otherwise specified in a proposal, reasonable and customary cancellation fees as set forth in the Price Book shall apply.

               (c) Project Agreement Modification and Cancellation. Any
                   modification or cancellation of a Project Agreement shall be made only by written amendment executed by Authorized
                   Signatories from each party. After the execution of a Project
                   Agreement or amendment, any change or cancellation by Customer to an associated Purchase Order requires execution by Customer and Motorola of an amendment to such associated
                   Project Agreement. Should such Purchase Order change or cancellation by Customer change the Project in such a way that the remaining associated Purchase Orders no longer constitute a System or System Expansion, as defined for the purposes of Exhibit "A", then the payment terms for all such associated Purchase Orders shall revert to [*] of the purchase price upon shipment. Customer shall pay such invoices within [*] of issuance.

3.0     OBLIGATIONS OF CUSTOMER

        Customer shall:

        3.1 Design the RF coverage plan and frequency plan for each Area including but not limited to Site location, frequencies at each Site, RF coverage from each Site, co-channel interference caused from one Site to another Site, co-channel interference from non-Customer sites.

        3.2 Procure necessary Spectrum Regulatory Agency radio station licenses together with such other authorizations as may be required to construct and operate the System, including without implied limitation, Site building permits, zoning variances, and any other required approval or authorizations from appropriate government and other authorities, including but not limited to the Spectrum




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
Motorola/Nextel International/[See schedule Item 3 ]      11          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.


        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

               Regulatory Agency, and any required authorizations from any local agencies. Assume the responsibility for interfacing with appropriate carriers and other providers for the provision of Interconnect Facilities, electrical power and Customer-supplied equipment in accordance with the Implementation Schedule.

        3.3 Make all legal arrangements and pay all expenses that may be required, to Site owners or to others, to construct and operate each Site in accordance with the provisions of this Agreement.

        3.4 Bear the costs of its own legal fees, as well as charges for Site acquisition, Interconnect Facilities, telephone and utility charges and other services and items being supplied by Customer under this Agreement. Provide ingress and egress to Sites, as requested by Motorola, and have Sites available for timely installation of System Equipment.

        3.5 Negotiate in good faith the Implementation Schedule and adhere to the schedule for performance of the responsibilities set forth therein.

        3.6    Negotiate in good faith the Punchlist for the System or System
               Expansion and Expansion Product prior to the expiration of the [*] period following the date of Conditional Acceptance.

        3.7 Not unreasonably withhold either Conditional or Final Acceptance or any other approvals required under this Agreement.

        3.8 Assume responsibility for diagnosis, analysis, isolation, and remedy of problems in the Interconnect Facilities or at the Interconnect Carrier side of the interface with the System.

        3.9 Furnish necessary databases to Motorola in accordance with the Implementation Schedule.

        3.10 Make payments according to the schedule set forth in Section 6 of this Agreement.

        3.11 As required, purchase or provide the services set forth in Exhibit "D".

        3.12   Assume responsibility for lawful operation of the System.

        3.13 Be responsible for the timely transportation of all Equipment from the FCA shipment point to the sites. Be responsible for all aspects of clearing the Equipment through customs.




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
Motorola/Nextel International/[See schedule Item 3 ]      12         Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        3.14 Provide and assume all associated costs for warehousing, storage, inventory, and staging of Equipment prior to transport to the installation sites.

        3.15 Use reasonable best endeavors to provide secure covered storage areas at each Site and unrestricted access to Motorola and its identified Contractors (those Motorola has notified Nextel will be going on the sites) to each Site on a 24-hour basis.

        3.16 Furnish and install suitable environmental control facilities in each building.

        3.17 Provide telephone company network configuration including dial plan and design.

        3.18 Within [*] after the execution date of any Project Agreement or Motorola Quotation, or at such time as may be agreed by Customer and Motorola, make available the technical details of any and all Customer-supplied equipment to which the System must be interfaced. Also provide technical liaison personnel on a full-time basis with the knowledge of Customer-supplied equipment.

        3.19 Provide any outside cable support bridges required, coaxial, and transmission line access ports into the buildings, inside conduit or cable ducts, any necessary inside floor trenches and cable raceways required for installation.

        3.20   Provide insurance coverage for all Equipment from FCA point.

        3.21 In response to Motorola's reasonable request, use reasonable best efforts to provide Motorola with information as may be required to enable Motorola to comply with all applicable laws and regulations.

        3.22 Provide all Site development services and engineering drawings as set forth in Exhibit "D", in order to enable Motorola to install and integrate the System in accordance with the agreed upon schedule set forth in the Implementation Schedule.

        3.23 Provide capable technical personnel in order to be trained in the operation and maintenance of the System and to interface with Motorola with regard to operational and maintenance issues.

        3.24 Perform all other obligations set forth in this Agreement and any other agreement delivered in connection herewith.

        3.25 Provide forecasts in good faith for Equipment and Services, addressing 90-day, 180-day and annual requirements, provided that such forecasts shall not constitute commitments to purchase Equipment and Services or to submit orders for Equipment and Services. These forecasts may be revised by the Customer at any time and for any reason.

        3.26 Provide Motorola with reasonable notice of any anticipated delay in Customer's performance hereunder.






Motorola/Nextel International/[See schedule Item 3 ]      13          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.


        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


4.0     OBLIGATIONS OF MOTOROLA

        Motorola shall:

        4.1 Conduct analyses to determine the required material, effort, and services necessary for Installation and Integration at no extra cost.

        4.2 Negotiate in good faith Implementation Schedules and perform according to such Schedules.

        4.3    Negotiate in good faith the Punchlist for the System or System
               Expansion and Expansion Product prior to the expiration of the [*] period following the date of each respective Conditional
               Acceptance.

        4.4    Install the MSO Equipment and adjust the System or System
               Expansion to the standards set out in Exhibits "B" and "C" and in compliance with Exhibit "D".

        4.5 Keep Customer advised of modifications required on a timely basis.

        4.6 Provide, at a reasonable cost to Customer, a retrofit package for any change in standards subsequently put into effect by the industry, the government, regulatory agencies, as well as those promulgated by Motorola.

        4.7 Continue to develop operability and reliability improvements to iDEN technology over time to reduce the Customer's cost of ownership on a per Subscriber basis and continue to develop and implement new feature functionalities agreed to by the parties throughout the term of the Agreement.

        4.8 When requested to by Customer, review the frequency plan prepared by Customer or Customer's consultant at no additional charge to Customer. Because of differences in radio coverage and interference models and the timeframe of implementation, this review will not be a complete detailed alternate engineering of the System design, but rather a review of selected design elements in sample areas. It is understood that Motorola's obligation is only to review the frequency plan as an accommodation to Customer. Motorola shall not recalculate or verify the frequency plan preparer's work and shall have no responsibility or liability whatsoever based on this review.

        4.9 Not divert to another customer any Equipment scheduled for delivery to Customer pursuant to an accepted Purchase Order, Project Agreement or Motorola Quotation without Customer's approval.



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
Motorola/Nextel International/[See schedule Item 3 ]       14          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        4.10 Make spares and replacement parts available for [*] from the date of this Agreement. Motorola may substitute equivalent products subject to Section 9.0. Spare and replacement parts prices shall be at the then current Motorola prices.

        4.11 Install and integrate the System or System Expansion and Expansion Product in compliance with all applicable federal, state and local laws and all rules and regulations promulgated pursuant thereto including all Spectrum Regulatory Agency approvals and certifications.

        4.12 Use commercially reasonable efforts to accept Customer's orders, to make timely delivery and to install and integrate the System or System Expansion according to the Schedule set forth in the Implementation Schedule.

        4.13 Use commercially reasonable efforts to remedy all Punchlist items, defects and problems during the warranty and maintenance periods.

        4.14 In response to Customer's reasonable request, provide Customer with information known to Motorola which may be required to enable Customer to comply with all applicable laws and regulations.

        4.15   Use skilled personnel, competent to perform assigned tasks.

        4.16 Perform all other obligations set forth in this Agreement and any other agreement delivered in connection herewith.

        4.17 Provide Customer with reasonable notice of any anticipated delay in Motorola's performance hereunder.

        4.18 Prior to shipment Motorola will obtain type approval for any Equipment sold herein that requires type approval in the Area.

        4.19 For any new product development Motorola shall propose special terms and conditions associated with the purchase of such new product for the parties' approval.

        4.20 All equipment sold to Customer hereunder is new and Motorola will provide any documents which may be reasonably requested by Customer evidencing this fact.

        4.21 At the time or times contemplated herein for the transfer of title to any equipment included in the System, Motorola shall convey to Customer all right in and good title to such equipment by appropriate title documents. Title to Software shall not be conveyed to Customer at any time.


Motorola/Nextel International/[See schedule Item 3 ]      15          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


5.0     SITE CONFIGURATIONS

        This Agreement, and the prices provided in the Price Book, Project
        Agreement and Motorola Quotation, are predicated on the use of certain
        Site configurations provided by Customer. Customer is free to alter Site configurations during the course of performance of this Agreement.
        However, changes in site configurations may result in either increased or decreased costs for Services related to BSC equipment, MPS equipment and other related FNE.

6.0     PAYMENT AND PRICING

        6.1    General Payment Terms

               Customer shall pay to Motorola the price of Services, as set forth in the Price Book in effect at the time of such Equipment order or applicable Motorola Quotation, and will use an appropriate Company purchase order to order all Services in United States dollars, according to the following terms and payment schedules:

               6.1.1 The Price Book contains standard lead times (which are updated as market conditions change) and expedite fees which are incorporated by reference herein. Motorola does not warrant that lead times can be moved in. At times
                      Motorola can move in such lead times by paying Motorola's suppliers expedite fees, paying for overtime or other methods. If Motorola is requested to perform in such times Customer shall pay the expedite fees set forth in the Price Book. The lead times set forth in the Price
                      Book will be shown for both cases where the product is forecasted and when it is not forecasted.

               6.1.2 For all Services related to [*] and for all Services related to [*] purchased by Customer hereunder, Motorola shall invoice [*] of the purchase price upon shipment.
                      Customer shall pay such invoices within [*] of issuance.

                      For all Services related to [*] purchased by Customer hereunder other than [*] Motorola shall invoice [*] of the purchase price upon shipment, [*] of the purchase price upon Conditional Acceptance and [*] upon Final Acceptance.
                      [*]. Customer shall pay such invoices within [*] of issuance.

                      Motorola shall from time to time set credit limits for Customer. The credit limits shall be communicated from Motorola's iDEN controller to Customer and Nextel
                      International. Motorola reserves the right to change these amounts based upon a change in credit condition. Motorola shall


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
Motorola/Nextel International/[See schedule Item 3 ]      16          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.


        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

                      notify Customer and Nextel International in writing of any credit limit change. Customer and Nextel International warrant that they will provide and update all the relevant financial information needed or requested by Motorola to make these credit decisions.

                      If (a) any of the credit limits are exceeded by Customer or (b) if account is delinquent for Customer or any other
                      NII Affiliate doing business with Motorola, then Motorola may require (after written notice and three (3) business day to cure) the Additional Assurance procedures set forth in Section 6.9 before any subsequent shipment to Customer.
                      Motorola may hold shipments pending the receipt of Additional Assurance if there is a material adverse change in the business or financial condition of Customer, any other NII Affiliate doing business with Motorola, or Nextel International.

                      As long as the total of all billing disputes involving
                      Customer, any other NII Affiliate doing business with Motorola, or Nextel International are less than [*], Motorola will not request Additional Assurance until it has used its best efforts to clear up any billing disputes or delinquencies.

               6.1.3 Taxes, duties and fees: Exclusive of corporate and personal income taxes, all taxes applicable to this transaction, including but not limited to sales, lease, service rental, use, property, wage, occupation, value added or similar taxes, customs and import duty, and any similar provincial or local government obligations shall be borne by Customer. Upon Motorola's request, Customer shall produce sufficient evidence within thirty (30) days of such request to prove that Customer has fulfilled its obligation relating to all taxes, duties, and fees. If any such taxes, duties, or fees are determined by the applicable taxing authorities to be applicable to this transaction and, notwithstanding Customer's responsibility, Motorola is required to pay or bear the burden thereof, then the prices set forth in the Price
                      Book, Project Agreement or Motorola Quotation shall be increased by the amount of such taxes and any interest or penalty, and Customer shall pay to Motorola the full amount of any such increase no later than thirty (30) days after receipt of an invoice. Motorola shall, where possible, use reasonable efforts to minimize Customer's tax burden unless, in Motorola's sole judgment, the effort and/or result would be to Motorola's detriment.

               6.1.4  [Intentionally Omitted]


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
Motorola/Nextel International/[See schedule Item 3 ]      17          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.


        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

               6.1.5 Except as provided in Section 6.1.8, Customer shall pay for any training ordered by the Customer per the Price
                      Book and other appropriate agreements.

               6.1.6 Subject to the conditions contained in 4.11 any costs required to modify the System in order to comply with local codes or regulations shall be Customer's responsibility.

               6.1.7 For any amount due hereunder which remains unpaid, the Customer shall pay Motorola [*] of the amount due for each month or portion thereof that the amount remains unpaid.

               6.1.8  [Intentionally Omitted]

               6.1.9 All prices quoted herein assume [*]. Where the customer requires the use of [*], a price increase or decrease equal to the applicable [*] will apply.

               6.1.10 Prices do not include applicable sales, use, excise or similar taxes or duties. To the extent Motorola is required by law to collect such taxes, one hundred percent
                      (100%) thereof shall be added to invoices and paid in full by Customer.

        6.2    Method of Payment

               Payment shall be made by wire/telegraphic transfer to the following address:

                      [*]
                      Routing No.: [*]
                      Account No.:  [*]
                      Address:  [*]

        6.3    Prices Generally

               Under Section 4.22 of the iDEN Infrastructure [*] Supply
               Agreement effective as of January 1, 1999 between Motorola, Inc.
               and Nextel Communications, Inc., [*]. Pursuant to that Section
               4.22, Motorola and Customer agree that throughout the term of the January 1, 1999 agreement between Motorola and Nextel
               Communications, Inc. [*]. Notwithstanding anything to the contrary in this agreement, [*].

        6.4    [Intentionally Omitted]

        6.5    [Intentionally Omitted]

        6.6    Security Interest



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
Motorola/Nextel International/[See schedule Item 3 ]      18          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               In order to secure outstanding payment obligations hereunder, Customer hereby grants to Motorola a continuing security interest and right of possession in and to all equipment serviced by Motorola for Customer under this Agreement whether or not such goods are manufactured by Motorola, whether now owned or hereafter acquired by Customer, together with all substitutions, replacements and renewals thereof, and in all proceeds and products thereof, including without limitation, insurance proceeds, all termed collateral. Customer agrees to cooperate in whatever manner necessary to assist Motorola in perfection of the security interest upon request. If there is any conflict between this Paragraph and any other financing agreement(s) with Motorola, such financing Agreement(s) shall take precedence.

        6.7    [Intentionally Omitted]

        6.8    Notwithstanding anything to the contrary in this Agreement, [*].

        6.9    Additional Assurance Payment Terms

               Payment for equipment and services to Motorola requiring Additional Assurance shall be made in U.S. dollars either by wire/telegraphic transfer in advance or through the medium of an irrevocable Letter of Credit, permitting partial and transshipments.

               6.9.1  Letter of Credit Terms

                      At least [*] before the first shipment of equipment under
                      Section 6.9, Customer shall issue an irrevocable Letter of Credit made out in favor of Motorola, Inc., 1301 East Algonquin Road Schaumburg, Illinois 60196 USA, similar to the one included in this Agreement as Attachment One and advised through, and payable at the counters of the [*]. Drafts are to be drawn upon the [*] and full reimbursement instructions must be provided to the U.S. bank by the opening bank at the time the Letter of Credit is opened.

               6.9.2  Advance Payment

                      An Advance Payment of [*] of the total amount set forth in any applicable order is due within [*] of ordering. The start date for the Implementation Schedule for the applicable Project Agreement pursuant to Exhibit "A" shall be the date of receipt of this payment. This advance payment shall be made by wire/telegraphic transfer to the following address:


Motorola/Nextel International/[See schedule Item 3 ]      19          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

                      [*]
                      Routing No.:  [*]
                      Account No.:  [*]
                      Address:  [*]

                      In the event Customer does not proceed with its payment obligations under this Agreement in a timely manner, and such failure continues for thirty (30) days following written notice by Motorola to Customer that Motorola intends to proceed under this Section, Motorola shall promptly document its non-recoverable costs directly incurred in the performance of this Agreement, such as, but not limited to staff hours, travel expenses, equipment re-stocking charges, etc. and promptly refund only that portion of the advance payment amount which exceeds the total of such charges.

                      The Letter of Credit shall be in the amount of [*] of the total Exhibit "A" amount and shall be valid for a period of [*] from the date of issuance. An advance payment of [*] per Section 6.9.2 shall also be due Motorola shall notify Customer, in writing, [*] prior to the scheduled date of each shipment.

                      The Letter of Credit shall be drawn down as follows:

                      a) [*] of the commercial invoice gross value of the equipment shipped is payable after each shipment.

                      b) [*] of commercial invoice gross value is payable after presentation of the Conditional Acceptance Certificate.

                      c) [*] of the commercial invoice gross value is payable after presentation of the final Acceptance Certificate.

                      If Motorola is prevented from obtaining Conditional Acceptance because Customer has not completed its obligations hereunder (except as provided in Section 18) and such failure continues for ten (10) days from the scheduled date of Conditional Acceptance, Motorola shall be entitled to receive the final payments, described in b and c above, as if Conditional Acceptance had occurred as scheduled in the Implementation Schedule for the applicable Project Agreement pursuant to Exhibit "A" upon showing that Motorola had completed all the work it could have based on Customer's performance.

                      Banking charges incurred by the opening bank shall be borne by [*] and those incurred by the U.S. bank [*] shall be borne by [*].



Motorola/Nextel International/[See schedule Item 3 ]      20          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.



7.0     ACCEPTANCE TESTING

        7.1 Customer and Motorola agree that the acceptance testing shall be done for all new Systems and a modified ATP shall be performed for all System Expansions and shall be included in all relevant Purchase Orders, Project Agreements, and Motorola Quotations. The ATP tests shall be chosen from the GATP, as set forth in Exhibit "C", that Customer and Motorola have agreed to and identified on the Project Agreement or Motorola Quotation when Customer purchases ATP Services.

               This ATP is generic in nature and tests operational features. Should a certain feature or option not be purchased then it is agreed that portion of the ATP shall be deleted and will not be performed. Motorola shall supply new sections to cover new products or features that Motorola develops. The GATP will be amended to reflect desired practices for testing Systems in Commercial Service. Customer and Motorola acknowledge that different approaches are required for Systems in Commercial Service and those acceptable for Systems not in Commercial Service.

        7.2 Should Customer request additional testing above and beyond the ATP, these tests shall not be considered until after Conditional Acceptance of the System or System Expansion. Motorola shall prepare and present to Customer a quotation detailing the time and material charges that such additional testing may require on a time and material basis. [*].

        7.3 Individual Site Tests and the Switch Test shall be performed in accordance with the ATP as soon as the individual Sites and Switch are completed. The System Test shall be performed as soon as the Switch and Site Tests are completed. If all the Sites are not available and operational due to Customer's failure to obtain the Sites by the required scheduled time as contained in the Implementation Schedule hereto ("Unavailable Sites"), the tests shall still take place.

        7.4 The Areas served by the Unavailable Sites shall not be included in the System Test. When the Unavailable Sites are operational and available, the Site Test shall be completed. The existence of Unavailable Sites shall not hold up the ATP or Conditional or Final Acceptance.

        7.5    Additional Testing Costs

               The cost of obtaining a passing test for each of the items in the ATP is included in the purchase price of the ATP. Any additional testing requested and approved by



Motorola/Nextel International/[See schedule Item 3 ]      21          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               Customer shall be billed to Customer as set forth in Section 7.2. This includes, but is not limited to, testing due to:

               a. Customer's desire for testing not included in the ATP; and

               b. Re-testing that is needed because the Customer's Site team makes changes to agreed schedules to such an extent Motorola needs to materially extend the time period its ATP team needs to complete the ATP; and

               c. RF interference from outside sources; and

               d. The need to respond to complaints of third parties alleging
                  Customer's System interferes with their systems, unless the Equipment sold hereunder is defective or not operating within licensed parameters; and

               e. Unavailable Sites.

8.0     SERVICES WARRANTY AND SOFTWARE MAINTENANCE PROGRAM

        8.1    Services Warranty

               Motorola represents and warrants that all Services provided hereunder will be performed in a good and workmanlike manner and in accordance with Motorola's specifications. In the event that Customer reasonably determines that any work has not been performed in a good and workmanlike manner or in accordance with the specifications, Customer shall promptly notify Motorola. If Motorola determines that the Services were defective, then Motorola shall take prompt remedial action to repair or replace the defective Services [*].

        8.2 This Warranty does not cover defects, damage, or malfunctions resulting from:

               8.2.1 Use of the products in other than their normal and customary manner.

               8.2.2 Misuse, accident, neglect, environmental or Site conditions not conforming to the specifications for the product as set out in the current Equipment specifications, or unauthorized access to source or object code or unauthorized manipulation of Software elements

               8.2.3 Unauthorized alterations or repairs, use of un-approved parts in the products or the combination or interfacing of the products, use of "gray market" parts or components, in each case in a manner not approved by Motorola which approval shall not be unreasonably withheld or delayed.



Motorola/Nextel International/[See schedule Item 3 ]       22         Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

                      "Gray market" components or parts are those components or parts purchased (a) outside the United States or (b) from unauthorized sellers of such components or parts.

               8.2.4  An event of Force Majeure.

               8.2.5 Installation, integration, or movement of products from their original installation Site that is not in accordance with Motorola hardware configuration and datafill guidelines.

               8.2.6 Failure of antennas, lines, or any part of the Interconnect Facilities.

               8.2.7 Failure of Customer to maintain or provide maintenance for the System pursuant to Motorola Equipment and Software maintenance agreements, or other maintenance, substantially in accordance with the Documentation and under the supervision of one or more individuals who shall have completed appropriate Motorola training.

               8.2.8 Damage which occurs during shipment of the product to Motorola for warranty repair.

        8.3 Except as associated with an agreed-to assignment, this express warranty is extended by Motorola to Customer only and is valid only in the Area.

        8.4    Software Maintenance Program (SMP)

               8.4.1 Customer commits to purchase in-country SMP services on an annual basis for each year of the term of this Agreement for all its iDEN Equipment and Software. The in-country
                      SMP services are defined in Exhibit "O". The SMP Agreement shall be evidenced by Customer's Purchase Order indicating which sections of said proposal are agreed to by Customer and Motorola. Any additional services agreed to by Customer and Motorola shall also contain applicable pricing for such services.

               8.4.2  [Intentionally Omitted]

               8.4.3  [Intentionally Omitted]

        8.5    [Intentionally Omitted]

        8.6    [Intentionally Omitted]





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
Motorola/Nextel International/[See schedule Item 3 ]      23          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        8.7 THE WARRANTIES IN THIS AGREEMENT ARE GIVEN IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHICH ARE SPECIFICALLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL OR PUNITIVE DAMAGES TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW.

               MOTOROLA WARRANTS THAT FOR THE TERM OF THIS AGREEMENT THAT THE INDIVIDUAL FNE PRODUCTS WILL OPERATE TOGETHER AS A SYSTEM WITHIN GENERAL OPERATING LIMITS SPECIFIED IN EXHIBIT "B", SO LONG AS THE AVERAGE SUBSCRIBER USAGE CHARACTERISTICS OF THE INDIVIDUAL FNE PRODUCTS AT BUSY HOUR DO NOT CAUSE THE PEAK CAPACITY LIMITS OF INDIVIDUAL FNE PRODUCTS TO BE EXCEEDED AND ANY EQUIPMENT INSTALLED BY THE CUSTOMER WITHOUT MOTOROLA INTEGRATION AND GATP ASSISTANCE IS INSTALLED IN ACCORDANCE WITH MOTOROLA HARDWARE CONFIGURATION AND DATAFILL GUIDELINES; BATTERIES ARE EXCLUDED BUT CARRY THEIR OWN SEPARATE LIMITED WARRANTY FROM THEIR MANUFACTURER. MOTOROLA DISCLAIMS LIABILITY FOR RF COVERAGE UNDER THIS WARRANTY.

9.0     PRODUCT CHANGES OR SUBSTITUTIONS

               At any time during its performance of this Agreement, Motorola may implement changes in the products set forth in Exhibit "B", modify the drawings and specifications relating thereto, or substitute therefor products of more recent design; provided, however, that any such changes, modifications or substitutions, under normal and proper use:

                      (1) shall not materially or adversely affect physical or functional interchangeability or performance (except where there is written agreement between Customer and Motorola that the change can be made after Customer knows the effect thereof);

                      (2)    shall not detract from the safety of the product;
                             and

                      (3) shall be Spectrum Regulatory Agency type-accepted, if required.

                      (4) Motorola shall notify Customer of any change that materially affects performance of the Equipment.



Motorola/Nextel International/[See schedule Item 3 ]      24          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.



10.0    DISCLAIMER OF PATENT LICENSE AND INTERFACE LICENSES

        10.1 Nothing contained in this Agreement shall be deemed to grant, either directly or by implication, any license under any patents or patent applications of Motorola, except that Customer shall have the normal non-exclusive royalty-free license to use which is implied, or otherwise arises by operation of law, in the sale of a product.

         10.2 If Nextel Communications, Inc. obtains a second source for iDEN infrastructure Equipment, Motorola shall extend Interface Licenses to qualified licensees on terms to be negotiated to cover Customer.

11.0    INTELLECTUAL PROPERTY INDEMNITY -- [Intentionally Omitted]

12.0    CONFIDENTIALITY

        12.1 From time to time during the performance of this Agreement, the parties may deem it necessary to provide each other with Confidential Information. The parties agree:

               12.1.1 To maintain the confidentiality of such Confidential
                      Information and not disclose same to any third party, except as provided below or as authorized by the original disclosing party in writing, or in connection with a public or private debt or equity offering of securities by any party or its affiliates, or as required by law or a court or as required for compliance with the United States federal securities laws and [See schedule Item 3] securities laws, provided no documents shall be given to the Securities and Exchange Commission ("SEC") or the [See
                      schedule Item 3] securities authorities until Motorola has had an opportunity to review them. Any such information that Motorola believes is confidential Customer will use its reasonable best efforts to get confidential treatment from the SEC and the [See schedule Item 3] securities authorities. Such Confidential Information also includes oral and visual Confidential Information.

               12.1.2 To restrict disclosure of Confidential Information to employees and technical, legal and financial consultants who have a "need to know". Such Confidential Information shall be handled with the same degree of care which the receiving party applies to its own confidential information but in no event less than reasonable care.

               12.1.3 To take precautions necessary and appropriate to guard the confidentiality of Confidential Information, including informing its employees and



Motorola/Nextel International/[See schedule Item 3 ]      25          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

                      consultants who handle such Confidential Information that it is confidential and not to be disclosed to others and as to all technical consultants obtain a signed non-disclosure agreement consistent herewith.

               12.1.4 That Confidential Information is and shall at all times remain the property of the disclosing party. No use of any Confidential Information is permitted except as otherwise provided herein and no grant under any proprietary rights is hereby given or intended, including any license implied or otherwise.

               12.1.5 To use such Confidential Information only as required in performance of this Agreement.

        12.2 Except as may be required by applicable law, neither party shall disclose to any third party the contents of this Agreement, the Exhibits or any amendments hereto or thereto for a period of [*] from the date of execution hereof without the prior written consent of the other except as provided for in Section 12.1.1.

13.0    TRADEMARK AND PUBLICITY

        Nothing contained in this Agreement shall be construed as conferring any right to use any name, trademark or other designation of either party hereto, including any contraction, abbreviation, or simulation of any of the foregoing, in advertising, publicity or marketing activities. No publicity, advertising, etc. with regard to this Agreement or the System which mentions the other party shall be released without prior written consent of the other party.

14.0    [Intentionally Omitted]

15.0    INSURANCE

        15.1   [Intentionally Omitted]

        15.2   [Intentionally Omitted]

        15.3   [Intentionally Omitted]

        15.4 DURING THE TERM OF THIS AGREEMENT THE PARTIES SHALL INDEMNIFY AND HOLD HARMLESS EACH OTHER TOGETHER WITH THEIR DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, AFFILIATES AND SUBSIDIARIES FROM ANY AND ALL LOSS, DAMAGE, EXPENSE, JUDGMENT, LIEN, SUIT, CAUSE OF ACTION, DEMAND OR LIABILITY



Motorola/Nextel International/[See schedule Item 3 ]      26          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

               (COLLECTIVELY, "LOSS") FOR PERSONAL INJURY (INCLUDING DEATH) AND TANGIBLE PROPERTY DAMAGE WHICH MAY BE IMPOSED ON OR INCURRED BY ONE PARTY ARISING DIRECTLY OUT OF THE INTENTIONAL MISCONDUCT OR NEGLIGENT ACTS OR OMISSIONS OF THE OTHER, ITS AGENTS, SUBCONTRACTORS, OR EMPLOYEES DURING THE PERFORMANCE OF ANY WORK HEREUNDER. THE INDEMNIFYING PARTY SHALL, AT ITS SOLE EXPENSE, DEFEND ANY SUIT BASED UPON A CLAIM OR CAUSE OF ACTION WITHIN THE FOREGOING INDEMNITY PROVISION AND SATISFY ANY JUDGMENT THAT MAY BE RENDERED AGAINST THE OTHER RESULTING THEREFROM, PROVIDED THAT THE INDEMNIFYING PARTY SHALL BE GIVEN (I) PROMPT NOTICE OF ANY SUCH CLAIM OR SUIT; AND (II) FULL OPPORTUNITY TO DEFEND SUCH CLAIM OR SUIT; PROVIDED, HOWEVER, THAT FAILURE TO PROVIDE SUCH NOTICE SHALL NOT RELIEVE THE INDEMNIFYING PARTY OF LIABILITY UNDER THIS SECTION EXCEPT TO THE EXTENT THE INDEMNIFYING PARTY WAS PREJUDICED THEREBY. THE INDEMNIFIED PARTY MAY, AT ITS ELECTION, PARTICIPATE IN THE DEFENSE OF ANY SUIT, AND SHALL COOPERATE FULLY IN DEFENDING ANY CLAIM OR SUITS. THE INDEMNIFYING PARTY SHALL PAY ALL COSTS, EXPENSES, AND REASONABLE ATTORNEY'S FEES INCURRED BY THE INDEMNIFIED PARTY IN CONNECTION WITH ANY SUCH SUIT OR IN ENFORCING THIS INDEMNITY PROVISION, PROVIDED A VALID CLAIM IS PRESENTED.

               WITHOUT LIMITING THE FOREGOING PARAGRAPH, EACH PARTY SHALL INDEMNIFY AND HOLD HARMLESS THE OTHER PARTY, ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, AFFILIATES AND SUBSIDIARIES FROM ANY AND ALL LOSS, AS DEFINED IN THAT PARAGRAPH, WHICH IS BASED UPON OR ALLEGED TO ARISE FROM, ANY STATEMENT, REPRESENTATION, INFORMATION OR OTHER COMMUNICATION MADE BY THE PARTY, ITS OFFICERS, EMPLOYEES, UNDERWRITERS, OR AGENTS TO OFFEREES, PURCHASERS OR POTENTIAL CUSTOMERS OF CUSTOMER STOCK OR OTHER SECURITIES, INCLUDING BUT NOT LIMITED TO ANY STATEMENT, REPRESENTATION, INFORMATION OR OTHER COMMUNICATION CONCERNING THIS AGREEMENT, THE IDEN SYSTEM, SPECIALIZED MOBILE RADIO SYSTEMS OR TECHNOLOGY IN GENERAL AND INCLUDING BUT NOT LIMITED TO ANY LOSS ARISING UNDER APPLICABLE SECURITIES LAWS.




Motorola/Nextel International/[See schedule Item 3 ]      27          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

        15.5 Customer and Motorola each shall be named as additional insured under the other's comprehensive general liability policy for claims arising out of work performed hereunder (which includes but is not limited to product and public liability, property and all risk insurance).

16.0    FORCE MAJEURE - EXCUSABLE DELAY

        16.1 Neither party shall be liable for delays in delivery or performance, or for failure to manufacture, deliver or perform when caused by any of the following which are beyond the reasonable control of the delayed party:

               16.1.1 Acts of God, acts of the public enemy, acts or failures to act by the other party, acts of civil or military authority, governmental priorities and regulatory actions, strikes or other labor disturbances, hurricanes, earthquakes, fires, floods, epidemics, embargoes, war, riots, delays in transportation, and loss or damage to goods in transit, or;

               16.1.2 Inability on account of causes beyond the reasonable control of the delayed party or its suppliers to obtain necessary products, components, services, or facilities.

        16.2 In the event of any such delay, the date of delivery or performance shall be extended for a period equal to the period of time lost by reason of the delay. If any such delay lasts for more than one hundred eighty (180) days, Customer and Motorola shall consult with one another for the purpose of agreeing upon the basis on which the delayed party shall resume work at the end of the delay. If no reasonable solution to the delay is available, then either party may, by written notice, cancel that portion of the Agreement which is delayed, and adjust the Agreement price appropriately.

17.0    TERMINATION

        17.1 Either party may terminate this Agreement without liability by the giving of notice, in accordance with Section 23, if (i) the other makes a general assignment for the benefit of creditors or goes into compulsory or voluntary liquidation, (ii) if a petition in bankruptcy or under any insolvency law is filed by or against the other and such petition is not dismissed within sixty (60) days after it has been filed, or (iii) the other shall commit any material breach of its obligations hereunder.

               In the case of any material breach, neither party shall terminate this Agreement unless and until the other shall have failed to cure such breach within thirty (30)

Motorola/Nextel International/[See schedule Item 3 ]      28          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               days after it shall have been served with a notice, in accordance with Section 23, (i) stating the nature of the breach, (ii) requiring that the breach be cured, and (iii) stating its intention to terminate the Agreement if compliance with the notice is not met.

        17.2 The termination of this Agreement shall not affect or prejudice any provisions of this Agreement which are expressly or by implication provided to continue in effect after such termination.

        17.3 If this Agreement is terminated, Motorola shall have the right to determine whether any unfilled Purchase Orders, Project Agreements, or Motorola Quotations in existence at the time of such termination shall be completed under the terms of this Agreement or canceled.

18.0    LIMITATION OF LIABILITY

        NEITHER PARTY, EXCEPT AS SPECIFICALLY OTHERWISE PROVIDED HEREIN, WHETHER AS A RESULT OF BREACH OF AGREEMENT, WARRANTY, TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE), PATENT INFRINGEMENT, COPYRIGHT INFRINGEMENT, OR OTHERWISE, SHALL HAVE ANY LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFIT OR REVENUES, LOSS OF USE OF THE PRODUCTS OR ANY ASSOCIATED EQUIPMENT, COST OF CAPITAL, COST OF SUBSTITUTE PRODUCTS, (EXCEPT REPLACEMENT PRODUCTS UNDER SECTIONS 9 AND 13), FACILITIES OR SERVICE, OR DOWNTIME COSTS OR CLAIMS OF THIRD PARTIES TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW.

19.0    ASSIGNMENT
        19.1   [Intentionally Omitted]

        19.2 The Agreement shall accrue to the benefit of and be binding upon the parties hereto and any successor entity into which either party shall have been merged or consolidated or to which either party shall have sold or transferred all or substantially all its assets. Specifically, Motorola may assign this Agreement, provided that Motorola, Inc. shall remain liable for performance hereunder. It is intended that Motorola will assign this Agreement to its local [See schedule Item 3] subsidiary in order to perform the services in [See schedule Item 3]. This Agreement shall not be otherwise assigned by either party without the prior written consent of the other party.






Motorola/Nextel International/[See schedule Item 3 ]      29          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        19.3 Notwithstanding anything to contrary elsewhere in this Agreement, Customer may pledge, mortgage or otherwise assign all or any portion of this Agreement or any orders hereunder (or any combination thereof) to one or more providers of debt or equity financing (provided any such intended assignee is not a person or entity listed on the United States Department of Commerce Denied Parties List or to a person or entity residing in a country to which export of the iDEN Equipment is prohibited under United States law) upon terms and conditions satisfactory to Customer, provided that (i) Customer will remain liable for all obligations arising out of this Agreement, (ii) the assignee agrees in writing that the terms and conditions of this Agreement shall apply to and be binding upon the assignee to the same extent as Customer, to the extent that the assignee is exercising any right under this Agreement, (iii) in addition to any rights conferred on the assignee, and Customer shall be treated as having placed the order and paid for purchases for purposes of all rights and benefits available to Customer under this Agreement.

        19.4 Motorola retains the right to subcontract, in whole or in part, any effort required to fulfill its obligations under this Agreement, provided Motorola shall remain liable for performance hereunder.

        19.5   [Intentionally Omitted]

        19.6   [Intentionally Omitted]

20.0    [Intentionally Omitted]

21.0    GOVERNING LAW

        The validity, performance, and all matters relating to the effect of this Agreement and any amendment hereto shall be governed by the laws of [See schedule Item 3] without regard to its conflicts of laws provisions.

22.0    ORDER OF PRECEDENCE

        In the event of an inconsistency in this Agreement, the inconsistency shall be resolved by giving precedence in the following order:

        22.1 This Agreement and duly executed amendments thereto, with the latest amendment precedence over earlier amendments;

        22.12  [Intentionally Omitted]

        22.13  The Price Book, as may be amended from time to time by Motorola;




Motorola/Nextel International/[See schedule Item 3 ]      30          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

        22.14 Purchase Orders and duly executed Change Orders thereto, with the latest Change Order taking precedence over earlier Change Orders;

        22.15 Project Agreements or Motorola Quotations and duly executed Change Orders thereto, with the latest Change Order taking precedence over earlier Change Orders;

        22.6 All other Exhibits in alphabetical order and all duly executed Amendments or Change Orders to said Exhibits.

        Purchase Orders will be used only to identify the quantity, location, price, and payment terms as allowed by this Agreement for Services ordered. No pre-printed or other terms and conditions on such Purchase Orders shall apply, and the terms and conditions herein shall control.

23.0    NOTICE

        23.1 Notices required to be given by one party to another shall be deemed properly given if reduced to writing and personally delivered or transmitted by recognized express mail, by registered or certified post to the address below, postage prepaid, or by facsimile with a confirmation of transmission printed by sender's facsimile machine, and shall be effective upon receipt.

               23.1.1 Customer shall receive notices as follows:

                      [See schedule Item 1]
                      [See schedule Item 2]
                      Attention:  President
                      [See schedule Item 6]


               23.1.2 Nextel International shall receive notices as follows:

                      Nextel International, Inc.
                      10700 Parkridge Blvd.
                      Reston, VA 20191
                      Attention:  V. P. Operations
                      Fax:   [*]

                      With a copy to:


Motorola/Nextel International/[See schedule Item 3 ]      31          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.



                      Nextel International, Inc.
                      2001 Edmund Halley Drive
                      Reston, VA 20191
                      Attention: General Counsel's Office
                      Fax:   [*]


               23.1.3 Motorola shall receive notices as follows:

                        Motorola, Inc.
                        Network Solutions Sector
                        Customer Solutions Group
                        North American Region
                        1301 East Algonquin Road
                        Schaumburg, Illinois USA 60196
                        Attention: Vice President and Director iDEN North American Operations
                        Fax # :  [*]

                        With a copy to:

                        Motorola, Inc.
                        Network Solutions Sector
                        Customer Commercial Relations
                        North American Region
                        1301 East Algonquin Road
                        Schaumburg, Illinois 60196
                        Attention: Director, Contracts and Regulatory
                        Fax #: [*]



        23.2 Either party may change the addresses for giving notice from time to time by written instructions to the other of such change of address.

24.0    SURVIVAL OF PROVISIONS

        The parties agree that where the context of any provision indicates an intent that it shall survive the term of this Agreement then it shall survive.

25.0    COVENANT NOT TO SOLICIT EMPLOYMENT

        Customer and Motorola hereto agree that during the period of time beginning with the execution of this Agreement and ending with the termination of this Agreement, neither party shall solicit any employee of the other involved in providing engineering, installation, integration, maintenance, and/or warranty service or to encourage such






Motorola/Nextel International/[See schedule Item 3 ]      32          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        employee to work for the other. If, at any time, this provision is found to be overly broad under the laws of an applicable jurisdiction, this provision shall be modified as necessary to conform to such laws rather than be stricken herefrom.

26.0    GENERAL

        Failure or delay on the part of Motorola or Customer to exercise any right, power, or privilege hereunder shall not operate as a waiver. If any provision of this Agreement is contrary to, prohibited by or held invalid by any law, rule, order, or regulation of any government or by the final determination of any state or federal court, such invalidity shall not affect the enforceability of any other provisions not held to be invalid. Section and paragraph headings used in this Agreement are for convenience only and are not to be used to construe the provisions of this Agreement.

27.0    AUTHORITY

        Each party hereto represents and warrants that:

        27.1 It has obtained all necessary approvals, consents and authorizations of third parties and governmental authorities to enter into this Agreement and has obtained or will obtain all necessary approvals, consents and authorizations of third parties and governmental authorities to perform and carry out its obligations hereunder;

        27.2 The persons executing this Agreement on its behalf have express authority to do so, and, in so doing, to bind the party thereto;

        27.3 The execution, delivery, and performance of this Agreement does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the party; and;

        27.4 The execution, delivery, and performance of this Agreement has been duly authorized by all necessary partnership or corporate action and this Agreement is a valid and binding obligation of such party, enforceable in accordance with its terms.

28.0    TERM

        The term of this Agreement shall be from June 30, 2000 until December 31, 2003 unless an Exhibit provides otherwise.





Motorola/Nextel International/[See schedule Item 3 ]      33          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.



29.0    RE-EXPORTATION OF TECHNICAL DATA OR PRODUCTS

        Customer understands that all equipment, proprietary data, know-how, software, or other data or information obtained by Customer from Motorola is considered to be United States technology and is licensed for export and re-export by the United States Government. Customer therefore agrees that it will not, without the prior written consent of Motorola and the Office of Export Control, United States Department of Commerce, Washington, DC 20230, USA, knowingly export, re-export, or cause to be exported or re-exported, either directly or indirectly, any such equipment, proprietary data, know-how, software, or other data or information, or any direct or indirect product thereof, to any destination prohibited or restricted under United States law. Customer understands that the list of prohibited or restricted destinations may be amended from time to time by the United States Department of Commerce and that all such amendments shall be applicable to this Agreement.

30.0    DISPUTES AND DISPUTE RESOLUTION

        The parties will attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in good faith and a spirit of mutual cooperation. If those attempts fail, then, except for disputes related to alleged patent, copyright, or trademark infringement, the dispute will be mediated by a mutually acceptable mediator to be chosen by the Motorola and Customer within thirty (30) days after written notice by the other demanding mediation. Neither party may unreasonably withhold consent to the selection of a mediator, and Motorola and Customer will share the costs of the mediation equally. Venue for mediation shall be the United States of America. By mutual agreement, however, the parties may postpone mediation until they have each completed some specified but limited discovery about the dispute. The parties may also agree to replace mediation with some other form of alternative dispute resolution (ADR), such as neutral fact-finding or a mini-trial.

        Any dispute which the parties cannot resolve through negotiation, mediation, or other form of ADR within four (4) months of the date of the initial demand for it may then be submitted to the Federal District Court of Delaware for resolution. The use of any ADR procedures will not be construed under the doctrines of latches, waiver, or estoppel to affect adversely the rights of either party. Nothing in this section will prevent either party from resorting to judicial proceedings if (a) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (b) interim relief from a court is necessary to prevent serious and irreparable injury to one party or to others.




Motorola/Nextel International/[See schedule Item 3 ]      34          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


31.0    LANGUAGE

        The definitive text of this Agreement and its Exhibits shall be in English and all communications among the parties in the course of the present Agreement shall be made in English.

32.0    GOVERNMENT CONTRACTS

        In the event that Customer elects to provide goods or services to a Governmental Entity (defined herein), Customer does so solely at its option and risk and agrees not to obligate Motorola as a subcontractor or otherwise to such Governmental Entity. Customer remains solely and exclusively responsible for compliance with all statutes, regulations, and provisions governing sales to such entity. Motorola makes no representations, certifications, or warranties whatsoever with respect to the ability of its goods, services, or prices to satisfy any statutes, regulations, or provisions governing sales of goods or services to such Governmental Entity. The term "Governmental Entity" as used above includes any government agency, federal, provincial, or municipal, any United States federal, state, or local government, agency, or instrumentality as well as any other non-United States government, agency, or instrumentality. Notwithstanding the above, if Customer elects to sell goods or services to a Governmental Entity, Motorola will review any Customer request for, readily available information which Motorola may, at its option supply.

33.0    SEVERABILITY

        In the event that any one or more of the provisions contained in the Agreement or in any of the Exhibits hereto should be determined to be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired. The parties shall endeavor in good faith to replace any invalid, illegal, or unenforceable provision with a valid provision, the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provision.

34.0    ENTIRE AGREEMENT

        This Agreement and the Exhibits hereto constitute the entire understanding among the parties concerning the subject matter hereof and supersede all prior discussions, agreements, and representations, whether oral or written, and whether or not executed by the parties. The subject matter of this Agreement is iDEN Infrastructure installation services purchases. Documents or agreements relating to the parties' equity ownership in each other, if any, Customer's purchases of Subscriber Equipment or Motorola financing agreements are not superseded by this Agreement. The Equipment and Services purchased on or before June 30, 2000 under the terms and conditions of the [See schedule




Motorola/Nextel International/[See schedule Item 3]       35          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        Item 4] shall be governed by such agreements. All in-country Services purchased on or after June 30, 2000 shall be governed by the terms and conditions of this Agreement.

        No modification, Amendment, or other change may be made to this Agreement or any Exhibit unless reduced to writing and executed by authorized representatives of all parties, or in the case of a Change Order executed by authorized representatives of Customer and Motorola.

        The terms and conditions of this Agreement shall prevail notwithstanding any variance with the terms and conditions of any order submitted by Customer or any acceptance or acknowledgment by Motorola following execution of this Agreement. In no event shall the preprinted terms and conditions found on any Customer purchase order, Motorola acknowledgment, a Change Order, or other form be considered an Amendment, or modification of this Agreement, even if such documents are signed by representatives of all parties. Such preprinted terms and conditions shall be null and void and of no force and effect.

35.0    COUNTERPARTS

        This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.







Motorola/Nextel International/[See schedule Item 3 ]      36          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


36.0    COMMENCEMENT OF WORK

        Motorola's obligations to commence work hereunder shall begin upon the date which Purchase Orders are acknowledged by Motorola or Project Amendments are signed and delivered to Customer and Motorola. All time periods for completion of Motorola's obligations shall commence on such date.

THIS AGREEMENT IS EFFECTIVE AS OF THE 30 DAY OF JUNE 2000 ("EFFECTIVE DATE").


MOTOROLA, INC.                                    [SEE SCHEDULE ITEM 2]
                                                        [SEE SCHEDULE ITEM 5]
By:                                               By:
          ------------------------------------            ---------------------------------------
          (Authorized Signatory)                          (Authorized Signatory)

Name                                              Name
          ------------------------------------            ---------------------------------------

Title:                                            Title:
          ------------------------------------            ---------------------------------------


                                                  NEXTEL INTERNATIONAL, INC.

By:                                               By:
          ------------------------------------            ---------------------------------------
                                                          (Authorized Signatory)

Name                                              Name
          ------------------------------------            ---------------------------------------

Title:                                            Title:
          ------------------------------------            ---------------------------------------





Motorola/Nextel International/[See schedule Item 3 ]      37          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


                                  EXHIBIT LIST


EXHIBIT "A"    Project Agreements

EXHIBIT "B"    Technical Overview: Notes On The iDEN System [The current
               version is maintained on the iDEN web site. A hard copy of the present version (68P81095E55-D dated May 11, 1999) is attached.]

EXHIBIT "C"    System Performance Criteria and Acceptance Test Plan

EXHIBIT "D"    Implementation Engineering, Site Preparation, Installation and
               Integration

EXHIBIT "E"    System Maintenance

EXHIBIT "F"    [Intentionally Omitted]

EXHIBIT "G"    [Intentionally Omitted]

EXHIBIT "H"    [Intentionally Omitted]

EXHIBIT "I"    [Intentionally Omitted]

EXHIBIT "J"    [Intentionally Omitted]

EXHIBIT "K"    [Intentionally Omitted]

EXHIBIT "L"    Price Book, [*]

EXHIBIT "M"    [Intentionally Omitted]

EXHIBIT "N"    [Intentionally Omitted]

EXHIBIT "O"    Year 2000 SMP Proposal for Customer, dated March 14, 2000


Motorola/Nextel International/[See schedule Item 3 ]      38          Installation Services Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "A"                                         "A"-1
August 9, 2000                                                            Installation Services Agreement


                                   EXHIBIT "A"
            TO iDEN(R) INFRASTRUCTURE INSTALLATION SERVICES AGREEMENT


                               PROJECT AGREEMENTS


For purposes of uniformity and brevity, references to "Agreement" or "Purchase Agreement" or to an Exhibit shall refer to the above-referenced Agreement to which this document is Exhibit "A" and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.


1.0     PROJECT AGREEMENT PROCESS

The scope of a Project is limited to the Purchase Orders and the Motorola Generic Statement of Work referenced in the Project Agreement. The Project Agreement is intended neither as a reconciliation document nor as a means to purchase Equipment, Software, and/or Services. All financial transactions shall be conducted in accordance with the applicable Purchase Orders. A Project Agreement format and example are attached to this Exhibit "A" as Appendices I and II, respectively.

1.1 Upon acceptance of one or more Purchase Orders containing a grouping of items that meets the definition of a System or System Expansion, Motorola shall initiate a Project Agreement.

1.2 A Motorola Generic Statement of Work that defines the Project shall be selected from the Price Book and referenced in Section I of the Project Agreement. In the event an appropriate statement of work is not included in the Price Book, a custom statement of work shall be incorporated into the Project Agreement. The project Generic ATP sections will be listed in Section IV of the Project Agreement.

1.3 The Purchase Order number(s), applicable line items, and values shall be referenced in Section II of the Project Agreement for identification purposes only. The total value of the Project Agreement shall reflect the System or System Expansion requirements as described in the Customer Purchase Order(s).

1.4 Motorola does not warrant that a Project Agreement will contain all necessary requirements for completion of the specific System or System Expansion Project stated in the Project Agreement. Motorola is responsible only for the Equipment, Software, and Services set forth and provided by Customer in the Purchase Orders issued for the Project. Additional Purchase Orders will be required and incorporated into the Project Agreement by amendment, as

Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "A"                                         "A"-2
August 9, 2000                                                            Installation Services Agreement



appropriate, in the event additional Equipment, Software, and/or Services are requested for completion of the Project.

1.5 The Implementation Schedule shall be defined via the format specified in the Project Agreement, Appendix I, Section III, and may be modified, as required, via mutual agreement. See Section 4.3 below for additional Implementation Schedule requirements.

1.6 The completed Project Agreement will be forwarded to Customer for countersigning within sixty (60) days of the last Purchase Order received that contains items for the System or System Expansion Project. Execution by Customer and Motorola of the Project Agreement shall be in accordance with the signatory requirements of the Supply Agreement.


2.0     PROJECT AGREEMENT AMENDMENTS

Amendments to existing Project Agreements shall be subject to mutual agreement. Amendments may result in price and schedule changes that shall be addressed by execution of a revised Implementation Schedule and/or Purchase Order.


3.0     PROJECT AGREEMENT TERMS AND CONDITIONS

3.1     Order of Precedence

This Exhibit "A" is subject to the terms and conditions in the Supply Agreement. Each Project Agreement will be subject to the Supply Agreement, specifically including Exhibit "A". In the event of a conflict, the order of precedence shall be as follows: (1) the Supply Agreement, (2) Exhibit "A", and (3) the Project Agreement.

3.2     Motorola Generic Statements of Work

The System or System Expansion Project described in each Project Agreement shall be installed in accordance with the applicable Generic Statement of Work set forth in the Price Book or as developed by mutual agreement between the parties.

3.3     Implementation Schedule

The System or System Expansion Project defined in a Project Agreement is subject to the Implementation Schedule contained in Section III of the Project Agreement. Said schedule shall be mutually agreed to no later than 60 days after the final Purchase Order is issued and accepted. In the event the Project includes an MSC expansion, said Implementation Schedule shall include milestones for completion of the MSC Pre-migration Checklist and the cutover, which are activities primarily controlled by Customer. Customer understands and agrees that any Customer


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "A"                                        "A"-3
August 9, 2000                                                            Installation Services Agreement



caused delay in completion of the MSC Pre-migration Checklist or the cutover shall not defer any Customer obligations to meet any subsequent milestones listed in the applicable Implementation Schedule.

The Implementation Schedule may be mutually revised from time to time, as required. The revised Implementation Schedule shall be dated and shall incorporate all agreed to changes or modifications, including project additions, deletions, extensions, and compressions since the previously agreed to Implementation Schedule. In the event the parties fail to agree on the terms of the requested changes or modifications then the terms and scope of the existing Implementation Schedule in force at the time of the request shall govern.

3.4     Acceptance Test Plan (ATP)

The applicable test sections from the GATP that are required for Conditional Acceptance of a System or System Expansion will be defined in Section IV of the Project Agreement. The four (4) GATP sections associated with Conditional Acceptance are listed below; one or more of these sections may apply to a specific Project:

        -       Customer Unique Information Testing

        -       Site Operational Readiness

        -       Interconnect Voice Circuit Testing

        -       Administrative Function Test


Refer to Exhibit "C" for a brief discussion of each of these sections. Such ATP-Conditional Acceptance testing shall apply to all Equipment and Software supplied pursuant to the Project Agreement.

3.5     Use of Subcontractors

Motorola may either subcontract or use Motorola resources for the Project's labor effort. Motorola's pricing assumes the use of [*] in accordance with Motorola's standard pricing practices. Said re-pricing shall be agreed to prior to work commencing. Upon Customer's acceptance of the re-pricing, Customer shall issue a Purchase Order, or amend the applicable Purchase Order accordingly.

4.0     APPENDICES

The following appendices to Exhibit "A" are attached and incorporated by reference into the Supply Agreement:

        Appendix Number             Appendix Name


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "A"                                        "A"-4
August 9, 2000                                                            Installation Services Agreement



                I                   Project Agreement Format
               II                   Project Agreement Example


---------------------------
(R)Reg. U.S. Pat. & Tm. Off.


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "A"                                        "A"-5
August 9, 2000                                                            Installation Services Agreement



                                   APPENDIX I

                             PROJECT AGREEMENT FORM

I.   PROJECT DESCRIPTION - XXXXXX
Project Title (see Motorola Generic SOWs)            Project Location

[*                                                   ]

II.  The following Purchase Orders pertain to this Project:
Purchase Order #     Issue Date       Rev. #       Revision Date          Value     Notes/Line Items
----------------     ----------       ------       -------------         --------   ----------------
                                                                         $   [*       ]
                                                                             [*       ]
                                                                      ------------
                                                       TOTAL:            $   [*]

III. THE IMPLEMENTATION SCHEDULE FOR THIS PROJECT IS AS FOLLOWS:

ID   Task Name                                                             Start    Finish              Task Owner
--   ---------                                                             -----    ------              ----------
1    [*                                                                                                   ]
2    [*                                                                                                   ]
3    [*                                                                                                   ]
4    [*                                                                                                   ]
5    [*                                                                                                   ]
6    [*                                                                                                   ]
7    [*                                                                                                   ]
8    [*                                                                                                   ]
9    [*                                                                                                   ]
10   [*                                                                                                   ]
11   [*                                                                                                   ]
12   [*                                                                                                   ]
13   [*                                                                                                   ]
14   [*                                                                                                   ]
IV.  THE ACCEPTANCE TEST PLAN FOR THIS PROJECT WILL BE DEVELOPED FROM THE FOLLOWING GATP TEST SECTIONS:


-    (Enter test sections )
-
-

V.   PREVIOUSLY SUPPLIED EQUIPMENT

Listed below is Customer supplied equipment previously purchased and now provided in support of this Project. The warranty of this equipment will not change as a result of its incorporation into this Project. Customer is responsible for shipment of the equipment to the Project location and to insure that the equipment is functionally acceptable as a component of this Project.






                                   Page 1 of 2



Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "A"                                        "A"-6
August 9, 2000                                                            Installation Services Agreement


(List equipment descriptions and serial numbers, or state "Not applicable")

1.
2.
 .
 .

Motorola and Customer hereby agree that the Equipment, Software, and Services ordered via the Purchase Orders listed in this Project Agreement constitute a specific System or System Expansion "Project". This Project shall be delivered, installed, and acceptance tested in accordance with the Implementation Schedule in Section III. Acceptance testing shall be in accordance with the Motorola Generic Acceptance Test Plan sections listed in Section IV. Installation shall also be done in accordance with the Motorola Generic Statement(s) of Work listed in Section I and defined in the Price Book. This Project Agreement is subject to the terms and conditions of the Customer/ Motorola iDEN Infrastructure 3 Year Supply Agreement, effective as of June 1, 2000.

[Customer].                                               MOTOROLA INC.
(AUTHORIZED SIGNATURE)
By:                                                       By:
        ------------------------------------                     ------------------------------------
Name:                                                     Name:
        ------------------------------------                     ------------------------------------
Title:                                                    Title:
        ------------------------------------                     ------------------------------------
Date:                                                     Date:
        ------------------------------------                     ------------------------------------

                                   Page 2 of 2



Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "A"                                        "A"-7
August 9, 2000                                                            Installation Services Agreement



                                   APPENDIX II

                            PROJECT AGREEMENT EXAMPLE


I.   PROJECT DESCRIPTION - TOR001

Project Title (see Motorola Generic TDAP SOW)               Project Location

[*                                                            ]

II.  THE FOLLOWING PURCHASE ORDERS PERTAIN TO THIS PROJECT:

Purchase Order #       Issue Date     Rev. #        Rev. Date            Value      Notes/Line Items
----------------       ----------     ------        ---------           --------    ----------------
[*                                                                                    ]
                                                        Total      $       [*]

III. THE IMPLEMENTATION SCHEDULE FOR THIS PROJECT IS AS FOLLOWS:

ID   Task Name                                                           Start    Finish         Task Owner
--   ---------                                                           -----    ------         ----------
1    [*                                                                                            ]
2    [*                                                                                            ]
3    [*                                                                                            ]
4    [*                                                                                            ]
5    [*                                                                                            ]
6    [*                                                                                            ]
7    [*                                                                                            ]
8    [*                                                                                            ]
9    [*                                                                                            ]
10   [*                                                                                            ]
11   [*                                                                                            ]
12   [*                                                                                            ]
13   [*                                                                                            ]
14   [*                                                                                            ]

IV.  THE ACCEPTANCE TEST PLAN FOR THIS PROJECT WILL BE DEVELOPED FROM THE FOLLOWING GATP TEST SECTIONS:

-    Customer Unique Information Test

-    Administrative Function Test

-    Interconnect Voice Circuit Test

V.   PREVIOUSLY SUPPLIED EQUIPMENT

Listed below is Customer supplied equipment previously purchased and now provided in support of this Project. The warranty of this equipment will not change as a result of its incorporation into this Project. Customer is responsible for shipment of the equipment to the Project location and to insure that the equipment is functionally acceptable as a component of this Project.



                                   Page 1 of 2


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "A"                                        "A"-8
August 9, 2000                                                            Installation Services Agreement


(List equipment descriptions and serial numbers, or state "Not applicable")

1.
2.





Motorola and Customer hereby agree that the Equipment, Software, and Services ordered via the Purchase Orders listed in this Project Agreement constitute a specific System or System Expansion "Project". This Project shall be delivered, installed, and acceptance tested in accordance with the Implementation Schedule in Section III. Acceptance testing shall be in accordance with the Motorola Generic Acceptance Test Plan Sections listed in Section IV. Installation shall also be done in accordance with the Motorola Generic Statement(s) of Work listed in Section I and defined in the Price Book. This Project Agreement is subject to the terms and conditions of the Customer/ Motorola iDEN Infrastructure 3 Year Supply Agreement, effective as of June 1, 2000.

[Customer].                                               MOTOROLA INC.
 (AUTHORIZED SIGNATURE)
By:                                                       By:
        ------------------------------------                     ------------------------------------
Name:                                                     Name:
        ------------------------------------                     ------------------------------------
Title:                                                    Title:
        ------------------------------------                     ------------------------------------
Date:                                                     Date:
        ------------------------------------                     ------------------------------------




                                   Page 2 of 2

Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                        Price Book                                               "B"-1
August 9, 2000                                                                      Installation Services Agreement


                                   EXHIBIT "B"
            TO iDEN(R) INFRASTRUCTURE INSTALLATION SERVICES AGREEMENT


                  TECHNICAL OVERVIEW: NOTES ON THE IDEN SYSTEM
                  68P81095E55-D, VERSION D, DATED MAY 11, 1999




 Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality Provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission consisting of 122 consecutive pages pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

                                   EXHIBIT "C"
            TO iDEN(R) INFRASTRUCTURE INSTALLATION SERVICES AGREEMENT

                              ACCEPTANCE TEST PLAN



For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to , the above - referenced Agreement to which this document is Exhibit "C" and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto, unless otherwise specified herein.


1.0     PURPOSE

The purpose of this Exhibit "C" Acceptance Test Plan is to demonstrate to Customer that Motorola has delivered the Hardware, Software, and features as described in and pursuant to the Agreement and its Exhibits.


2.0     SYSTEM AND SYSTEM EXPANSION ACCEPTANCE

Acceptance of all Systems and System Expansions shall be governed by the requirements set forth below:

2.1     Motorola shall conduct acceptance test procedures in accordance with
Section 4.0, ATP -- Conditional Acceptance, and Section 5.0, ATP -- Final Acceptance, below. The test procedures shall be contained in the Acceptance Test Plan (ATP) for each System or System Expansion.

2.2 The ATP shall be based on the Generic Acceptance Test Plan (GATP) maintained by Motorola and may also include other additional tests mutually agreed to. The GATP shall be modified as needed to incorporate acceptance test procedures for newly developed Equipment and Software as part of the Software general release process and shall reflect the then current acceptance test procedures available. Any modifications to the GATP shall be made by Motorola to reflect Equipment or Software or to correct errors or omissions in the GATP. A copy of the current GATP is attached for reference.

2.3 The scope of the ATP required to achieve ATP -- Conditional Acceptance and ATP -- Final Acceptance for each specific System or System Expansion shall be identified and mutually agreed to. The specific System or System Expansion ATP shall contain only those GATP test procedures required to test the Equipment, Software, and the associated features ordered and shall be developed by Motorola based upon portions of the GATP applicable to the mutually agreed upon scope for ATP -- Conditional Acceptance and ATP -- Final Acceptance. The

 Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   EXHIBIT "C"                                                   "C"-2
August 9, 2000                                                                      Installation Services Agreement


schedule for performance of such specific ATP shall be included in the Implementation Schedule for the specific System or System Expansion.

2.4 Motorola shall supply to Customer, no later than sixty (60) days prior to the scheduled commencement of ATP -- Conditional Acceptance or ATP -- Final Acceptance, as applicable, the particular required test procedures to achieve the specific System or System Expansion ATP -- Conditional Acceptance and ATP -- Final Acceptance. Customer shall have thirty (30) days following receipt of said test procedures to review and comment on the content of the test procedures.

2.5 Only those features and items of Equipment and Software supplied by Motorola in accordance with the definitions of System and System Expansion contained herein, and installed by Motorola, or installed by Customer in accordance with Motorola-authored or Motorola-approved published installation and engineering standards, shall be included in and tested under the ATP for a System or System Expansion.


2.6 Individual Site tests and the switch test shall be performed in accordance with the ATP as soon as the individual Sites and switch are completed. The System test in accordance with the ATP shall be performed as soon as the switch and Site tests are completed. These tests shall take place even when all the Sites are not operational if all such unavailable Sites are due to Customer failure to perform its applicable obligations in accordance with the Implementation Schedule ("Customer Unavailable Sites"). If there remain unavailable Sites due to Motorola's failure to perform its applicable obligations in accordance with the Implementation Schedule, such tests shall be delayed until the affected Sites become operational.

2.7 The areas served by Customer Unavailable Sites shall not be included in the System Test. When the Customer Unavailable Sites are completed, the Site Test shall be completed for any Customer Unavailable Sites. The existence of Customer Unavailable Sites shall not delay ATP -- Conditional or ATP -- Final Acceptance as long as the other items necessary for ATP -- Conditional or ATP -- Final Acceptance are complete.

2.8 Customer may order additional testing above and beyond the specific acceptance test procedures defined in Sections 4.0 and 5.0, below, for a System or System Expansion. In accordance with Section 7.0 of the Agreement, the additional test procedures to be performed and the price thereof shall be identified and mutually agreed to prior to acceptance of an order. The completion of these additional test procedures shall be outside the scope of the System or System Expansion ATP and shall not be apart of, nor a precedent to, ATP -- Conditional Acceptance or ATP -- Final Acceptance of a System or System Expansion.

2.9 The acceptance test procedures as defined in Sections 4.0 and 5.0 shall not include, and shall be separate and distinct from, any Software testing developed and executed in conjunction


 Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   EXHIBIT "C"                                                   "C"-3
August 9, 2000                                                                      Installation Services Agreement


with, and required to achieve, general release of Software under the Software Maintenance Program (SMP) of the Agreement.

2.10 The conduct of Conditional Acceptance testing procedures shall preclude Customer from initiating an expansion to a System or System Expansion prior to the relevant Scheduled Completion Date, unless the parties agree in writing that such expansion does not result in material delay and/or expense to Motorola in conducting and/or completing Conditional Acceptance testing procedures in accordance with the relevant Scheduled Completion Date.


3.0     RESPONSIBILITIES

3.1 Initial System acceptance testing involves both the testing of the FNE itself and the exercising of interfaces to Systems external to the FNE. For this reason, testing of all external equipment must be completed prior to recommencement of FNE acceptance testing to assure its proper functioning. The Customer is responsible to ensure the proper functioning of equipment not supplied by Motorola. Initial System acceptance testing shall be a joint responsibility between Motorola and Customer.

3.2 During Motorola performance of the ATP, Customer shall: (i) place the System or subsystem in the appropriate condition (i.e. System lockdown) necessary to permit such testing to be conducted at all reasonable times in accordance with a schedule to be mutually agreed to by the parties; (ii) make the Equipment, data, and facilities required for completion of Conditional Acceptance testing available to Motorola in accordance with such approved schedule; and (iii) provide free access, ingress and egress to Customer facilities as reasonably required to perform Conditional Acceptance in accordance with such approved schedule.

3.3 A qualified member of the Motorola staff, as designated by Motorola, will serve as acceptance test coordinator. The test coordinator will be responsible for observing and documenting test results. Customer will provide an acceptance test monitor who will assist in conducting the test procedure and observe and verify the tests.

3.4 Motorola shall provide Customer a schedule of the ATP procedures and notify Customer of the time and place at which such tests are to be conducted. Customer shall have the right to observe the conduct of the tests and the results thereof. Customer shall use reasonable efforts to accommodate Motorola's ATP schedule.

3.5 Customer is responsible for coordinating, with Motorola's assistance, the activities of any common carrier or other public or private agency, firm, etc., whose participation may be required in successfully executing the test plan.


 Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   EXHIBIT "C"                                                   "C"-4
August 9, 2000                                                                      Installation Services Agreement

4.0     TEST PROCEDURES FOR ATP -- CONDITIONAL ACCEPTANCE

4.1 The ATP Conditional Acceptance is comprised of four (4) test sections, as appropriate, to verify performance and functionality of a System or subsystem. The defined test methodologies, target performance goals, timing, reference documents and applicability to a new System or System Expansion are described below. The test sections include:

        -       Customer Unique Information Testing

        -       Site Operational Readiness

        -       Interconnect Voice Circuit Testing

        -       Administrative Function Test

4.2     Customer Unique Information Testing

The Customer Unique Information Testing shall evaluate the implementation of System unique database elements developed by Motorola utilizing specific information provided by Customer. The test shall ensure that new System elements are properly provisioned prior to loading of end users on a new network. The System unique database may consist of the following database elements, but Motorola shall specify the database requirements based upon the final System configuration.

        a) MSC Dialplan. Verify the MSC translations by generating incoming and outgoing calls on each NPA-NXX for each call type to include supplementary services.

        b) Dispatch and Interconnect Voice Server Testing. The voice server tests shall include the confirmation of functional call processing on all Site time slots provisioned for I6 dispatch and of functional call processing on all Site time slots provisioned for I6 and I3 interconnect call applications.

4.3     Site Operational Readiness

Site Operational Readiness will consist of the evaluation of Site Hardware installations against established Motorola standards. It will follow installation of each Site when power is available to each Site and all radio equipment is installed and hooked up. It will ensure that all Motorola-supplied Equipment is present, properly installed, and connected with other Site equipment.

4.4     Interconnect Voice Circuit Testing

Interconnect Voice Circuit Testing shall confirm the connectivity and operations of all voice circuits between the MSC and the BSC Equipment.

4.5     Administrative Function test



 Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   EXHIBIT "C"                                                   "C"-5
August 9, 2000                                                                      Installation Services Agreement


Administrative Function Tests will confirm the operation of primary and common administrative functions available on the Operations Maintenance Center (OMC). These functions include, but are not limited to, Site build and load, parameter changes, System statistics gathering, alarm functionality, and making back-ups on the System. 4.6 Pass/Fail Criteria

Pass/Fail criteria of individual ATP-Conditional Acceptance tests will be included within the detailed test procedures delivered by Motorola to Customer as defined in Section 7.0 below. Pass/fail criteria identified in the ATP -- Conditional Acceptance test procedures will be based on the applicable component specifications.

4.7     Special Consideration for System Expansions

The ATP for a System Expansion may contain a subset of the acceptance tests for a System and will be dependent upon the Equipment and Software purchased in the System Expansion.

4.8     Conditional Acceptance

In the event that commercial service has not yet commenced, ATP -- Conditional Acceptance for a System or System Expansion shall occur when Motorola has completed and passed, to mutual agreement, the applicable ATP tests. ATP -- Conditional Acceptance shall not be delayed because of minor (level 4 or below) test failures. Such defects may be placed on the punchlist for later resolution. In the event of major test failures caused by level 6 or above defects, completion of the ATP will be delayed until each such defect is corrected and the item retested. Defects caused by systemic Software issues that are not service affecting are covered under the Software Maintenance Program (SMP).

4.9     Customer Performance Test Period

        a) Upon completion of the ATP, a Punchlist shall be mutually developed within [*]. In addition, a [*] Performance Test Period shall commence immediately following successful completion of the ATP -- Conditional Acceptance test procedures, to allow Customer to operate the System to determine if additional failures are found as a result of Motorola products failure to operate as specified.

        b) Prior to completion of the [*] test, Customer may load the System or System Expansion for a period not to exceed [*] (unless otherwise mutually agreed to) with [*], or as otherwise mutually agreed to, in accordance with the terms of the Commercial Service definition in Section 1.0 of the Agreement, provided this activity does not interfere with commissioning or System testing. Such loading for Customer testing purposes shall not trigger Commercial Service.


 Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   EXHIBIT "C"                                                   "C"-6
August 9, 2000                                                                      Installation Services Agreement


        c) Testing conducted during the [*] Performance Test Period shall be witnessed by Motorola, and the results, including failures, must be reproducible and documented by Customer to be included in the Punchlist. This testing shall be limited to testing of the System infrastructure functionality tested in the ATP. The testing shall specifically exclude testing of System RF coverage and voice quality.

        d) To be included in the ATP Punchlist, test failures found during the Performance Test Period must be Level 6 or above and, upon mutual agreement, placed on the Punchlist within the [*] Performance Test Period. Any defects found after the Punchlist is finalized shall be resolved in accordance with the warranties provided under the Agreement.

4.10    Customer Certification of Conditional Acceptance

Upon agreement on the contents of the Punchlist, Customer shall endorse the Motorola provided letter of acceptance signifying occurrence of ATP -- Conditional Acceptance.


5.0     ATP -- FINAL ACCEPTANCE AND CUSTOMER CERTIFICATION

When substantially all Punchlist Items (including all Level 6 and above defects) are resolved , ATP -- Final Acceptance shall be granted. Such approval shall not be unreasonably withheld. ATP -- Final Acceptance shall be evidenced by a letter of acceptance provided by Motorola and signed by Customer.


6.0     ACCEPTANCE GUIDELINES

6.1 In the event that, due to a problem outside Motorola's control, a particular test or group of tests cannot be completed within the time scheduled, one of these procedures will be implemented:

        a) The affected test or portion of a test may be interrupted and rescheduled for completion or retesting at some future time.

        b) The affected test or portion of a test may be continued to completion and the Acceptance Test schedule amended as required to accommodate the remaining tests and the exceptions that failed the original testing.


 Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   EXHIBIT "C"                                                   "C"-7
August 9, 2000                                                                      Installation Services Agreement


         c) If the problem results from Customer action or inaction or due to non-performance of a Customer responsibility, the affected test will be rescheduled and any additional costs will be borne by Customer.

Motorola will confer with Customer and decide, on a case by case basis, which of these procedures is appropriate and notify Customer.

6.2 In the event of Customer-caused delays in the implementation of a System or System Expansion, ATP -- Conditional Acceptance shall be deemed granted 60 days after the ATP -- Conditional Acceptance date set forth in the Project Implementation Schedule and all payments associated with ATP -- Conditional Acceptance shall be due and payable as of this date. ATP -- Final Acceptance for such System or System Expansion shall be deemed granted 90 days after the ATP -- Conditional Acceptance date set forth in the Project Implementation Schedule and all payments associated with ATP -- Final Acceptance shall be due and payable as of this date.


7.0     REPORTING RESULTS AND RETESTING

7.1     Test Sequencing

At the completion of each test, a pass/fail determination will be made based on the performance of FNE Equipment supplied by Motorola and subject to Acceptance Testing under the Agreement. In the event of test failure, other tests not effected by the failed test will not be delayed and can continue while remedies are prepared for the failed test. Failed test procedures will be scheduled for retesting as appropriate

7.2     Regression Testing

After a test failure has been remedied it will be scheduled for retest. Previous tests that have passed and that logically could be affected by the remedy for the failed test will be repeated. Previously passed tests that are logically unaffected by the remedy for the failed test do not require retesting. Motorola will determine whether a test is or is not logically affected by any remedy.

7.3     Test Failure Severity Levels

The following table defines the Test Severity Levels to be used in recording Test Results:

                                     TABLE 1

------------ --------------------------------------------------------------------------------------------------------
   LEVEL     DESCRIPTION
------------ --------------------------------------------------------------------------------------------------------


 Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   EXHIBIT "C"                                                   "C"-8
August 9, 2000                                                                      Installation Services Agreement


------------ --------------------------------------------------------------------------------------------------------
    10       Service Affecting.  Call processing or traffic handling are severely affected in some manner by the failure.
------------ --------------------------------------------------------------------------------------------------------
     6       Performance Affecting.  Some adverse impact on System performance affecting the quality of service on call processing or traffic handling.
------------ --------------------------------------------------------------------------------------------------------
     4       Minor Problem.  The failure does not impact call processing, traffic handling, or System performance, but pass/fail criteria of the test procedure have not been satisfied.
------------ --------------------------------------------------------------------------------------------------------
     3       Documentation.  Proper System operation has been observed, but System documentation referenced in the test procedure is ambiguous, misleading, or incorrect.
------------ --------------------------------------------------------------------------------------------------------
     1       Procedural.  Proper System operation has been observed, but the test procedure is ambiguous, misleading, or incorrect.
------------ --------------------------------------------------------------------------------------------------------
     0       External.  Test failure was caused by equipment not supplied by Motorola or Equipment supplied by
             Motorola but not subject to Acceptance Testing under the current Agreement or R/F interference generated by sources outside the System not under control of Motorola.
------------ --------------------------------------------------------------------------------------------------------
     0       Change Request.  Customer has requested a change to test procedures or System characteristics which is beyond the scope of the current Agreement.
------------ --------------------------------------------------------------------------------------------------------

7.4      Record of Test Results

During the entire Acceptance Test period, the Motorola Coordinator will maintain a record of test results on the standard data sheets, which will be made available for review by Customer's Acceptance Test Monitor. In the event of test failure, the severity of the failure will be determined and recorded. A description of the extent of the failure will also be recorded, along with requirements for retesting to demonstrate that the failure has been cleared.

7.5      Acceptance Report

7.5.1 Upon completion of each ATP test, Motorola shall submit to Customer for approval all test reports setting forth full and accurate test results obtained. Customer's approval of such test reports shall not be unreasonably withheld or delayed. The test reports shall also summarize the results of testing conducted. Each test report shall contain the necessary analysis and collected data to support conclusions, and copies of the original test data sheets shall be provided to the Customer.

7.5.2 The completed data sheet will contain all of the test results. Therefore, it will form the basis for Acceptance of the System. Information on any Acceptance Test procedures still pending will be included.

7.6      Acceptance

Neither endorsement of the Acceptance Test results nor the issuance of a Letter of Acceptance will be delayed because of minor (level 4 or below) defects of Equipment or Software. Motorola


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "C"                                         "C"-9
August 9, 2000                                                            Installation Services Agreement



will use commercially reasonable efforts to expeditiously correct such reproducible defects, if any, within 90 days after ATP -- Conditional Acceptance.

---------------------------
(R)Reg. U.S. Pat. & Tm. Off.


















Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "C"                                        "C"-10
August 9, 2000                                                            Installation Services Agreement


















Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                         "D"-1
August 9, 2000                                                            Installation Services Agreement




                                  EXHIBIT "D"
           TO iDEN(R) INFRASTRUCTURE INSTALLATION SERVICES AGREEMENT

   IMPLEMENTATION ENGINEERING, SITE PREPARATION, INSTALLATION AND INTEGRATION


For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the above-referenced Agreement to which this document is Exhibit "D" and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.

1.0      SCOPE OF WORK

         1.1 Customer shall provide all Site acquisition and Site development efforts. Customer shall be responsible for architectural engineering drawings. Motorola shall be responsible for installation and integration of Fixed Network Equipment (FNE).

         1.2 Customer shall pay the prices for Expansion Engineering, Installation, and Integration as set forth in the iDEN Infrastructure Price Book at the then current rate.

         1.3 All drawings, specifications and other documentation furnished by Motorola will be in English. Drawings created by Motorola specifically for this Agreement will utilize metric measurements. Standard drawings, specification sheets, and other documentation will be furnished using the measurements as published by the provider. Motorola will attempt to obtain metric measurements if available from the provider.

         1.4 All drawings, specifications and other documentation furnished by Customer, including notations made by Customer on Motorola furnished drawings, shall be in English.

2.0      COMMENCEMENT OF WORK

         2.1 System Implementation Engineering shall commence upon purchase order execution and formulation of the preliminary System definition as specified by Customer and Motorola.

         2.2 Site acquisition shall commence in accordance with the dates contained in the Implementation Schedule of the specific Project Agreement.

         2.3 Installation and integration by Motorola shall commence in accordance with the Project Agreement Implementation Schedule.


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                         "D"-2
August 9, 2000                                                            Installation Services Agreement


3.0      SITE ACQUISITION

         3.1 All Site Acquisitions must be complete within the time frame defined in the Project Agreement Implementation Schedule to assure inclusion in the acceptance testing and Conditional Acceptance of the System or System Expansion. Site acquisition by Customer is that process from Site selection through lease or purchase negotiation. Building permits and other entitlements, inclusive of zoning deviations, are a part of Site acquisition. Once the Site is ready for construction and/or alteration, this responsibility is fulfilled.

         3.2      ***NOTE***
                  Avoid zones which are prone to or consist of: flammable material storage buildings, frequent grass and brush fires, hazardous materials and/or processes, flood planes, landfills, radon gas, excessive vibration, or areas which may be prone to railroad or vehicular mishaps.

4.0      iDEN SYSTEM IMPLEMENTATION ENGINEERING

         After Sites have been released to Motorola by Customer, iDEN Implementation Engineering, including Site appraisal and installation analysis, shall be performed as follows:

         4.1 Customer will select all Sites. Following Site selection, Motorola will conduct a Site appraisal and installation analysis which shall be used to determine the required tasks, material and effort necessary for Installation and integration.

         4.2 Upon completion of the Site appraisal and installation analysis Motorola will provide Customer with a list of all tasks which need to be accomplished prior to the System's equipment installation and integration.

         4.3 Additionally, Motorola shall prepare Site-specific FNE and Motorola-supplied ancillary equipment lists. Pre-construction documentation developed therefrom shall include:

                  4.3.1      Site layouts.

                  4.3.2      Wiring diagrams.

                  4.3.3 Rack layout diagrams for equipment to be installed during the initial construction cycle.

                  4.3.4      Wiring lists.

                  4.3.5      Block and level diagrams.

                  4.3.6 Overall iDEN System diagram and an iDEN System block and level diagram.

Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                         "D"-3
August 9, 2000                                                            Installation Services Agreement

         4.4 Customer is responsible for the public switched telephone network ("PSTN") configuration, including the Dial Plan and design.

5.0      SITE PREPARATION

         5.1      Standards

                  Customer shall provide all Site Development Services. Customer shall furnish all labor and material necessary to prepare and complete each Site in compliance with all applicable codes, inclusive of the Architectural Engineering Drawings and Motorola applicable standards, and in accordance with the project's Implementation Schedule. All Site acquisition must be completed in accordance with the Implementation Schedule to assure inclusion in acceptance testing and Conditional Acceptance of the System or System Expansion.

         5.2      Scope of Work Existing Site

                  Below are the standard requirements which should be met in order for the Sites to be considered acceptable to Motorola under normal business conditions. Deviations to these criteria must be reviewed and approved by Motorola on a case-by-case basis.

                  5.2.1    Existing Building Site Requirements

                           5.2.1.1 Structure must safely support the floor load of current and future system equipment requirements which is subject to change.

                           5.2.1.2 Walls, ceilings, and enclosures must accommodate approved equipment layouts.

                           5.2.1.3 Area should be a minimum of 200 square feet usable space with ceilings that will accommodate approved equipment layouts (Minimum Ceiling Height 8'6" - Maximum 12'0"). The building must provide adequate access for construction, installation, and material movement. Should space be unavailable which meets the provisions of this Section, Motorola System Engineering must be notified prior to equipment manufacture.

                           5.2.1.4 A 5 ohm resistance measured between the building and earth ground in accordance with the Motorola grounding specification document R-56 must be available within 20 feet of the equipment to meet Motorola engineering specifications.

Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                         "D"-4
August 9, 2000                                                            Installation Services Agreement



                           5.2.1.5 Power shall be within 20 feet of the equipment room and provide either 120/240V AC, single phase, or 208V, three phase at 200 amps to allow for future expansion of equipment.

                           5.2.1.6 Motorola suggests that antennas be mounted within 150 feet of the equipment thus allowing the use of 7/8 inch coaxial cable. In those cases where longer feed lines are necessary, coaxial cable size must be adjusted accordingly by the change process.

                           5.2.1.7  Must meet or exceed all local building
                                    codes.

                           5.2.1.8 Compliance with site specific safety codes as contained in the local regulations and codes.

                           5.2.1.9 Doors, lock sets, and/or security devices (Customer provided) must be in place and functioning.

                           5.2.1.10 Provisions must be made to allow
                                    installation of all cables in a non-plenum space.

                  5.2.2 Existing Building Architectural Engineering Requirements. (This section is a list of the items that are typically required from the Architectural Engineering provider. This is Customer's responsibility.)

                           5.2.2.1  Site Plan

                                    5.2.2.1.1 Entire property and leased area
                                              fully dimensioned.

                                    5.2.2.1.2 Existing structural drawings.

                                    5.2.2.1.3 Existing street, driveways,
                                              utilities, easements drawings.

                                    5.2.2.1.4 Dimensions from proposed
                                              structures to property lines,
                                              other structures.

                                    5.2.2.1.5 Elevations with dimensions of
                                              existing towers and antennas.

                                    5.2.2.1.6 Ownership identification
                                              documents.

                                    5.2.2.1.7 Legal descriptions.

                                    5.2.2.1.8 Flood plane documents where
                                              required.

                                    5.2.2.1.9 Special city code documentation
                                              where required.


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                         "D"-5
August 9, 2000                                                            Installation Services Agreement



                                    5.2.2.1.10 Floor loading-structure
                                               specifications.

                           5.2.2.2  Mechanical Plans

                                    5.2.2.2.1 For existing structures.

                                    5.2.2.2.2 Floor plans, mechanical equipment,
                                              duct work, piping.

                                    5.2.2.2.3 Specifications.

                                    5.2.2.2.4 Local requirements and
                                              restrictions.

                           5.2.2.3  Electrical Plans

                                    5.2.2.3.1 Floor plans, single line and panel
                                              schedule.

                                    5.2.2.3.2 Specifications.

                                    5.2.2.3.3 Local requirements.

                                    5.2.2.3.4 Ground systems including details
                                              and specifications.

                           5.2.2.4 Tower Drawings (by the party performing tower installation)

                                    5.2.2.4.1 Details (foundations included).

                                    5.2.2.4.2 Structural analysis.

                           5.2.2.5 Shelter Drawings (by the provider of the shelter).

                                    5.2.2.5.1 Details with elevations, placement
                                              and dimensions by architectural
                                              engineering provider.

                                    5.2.2.5.2 Approved as necessary by
                                              appropriate governmental
                                              authorities and stamped by shelter
                                              provider.

                  5.2.3 Site preparation tasks to be performed by Customer shall include:

                           5.2.3.1 Install air conditioning system and/or forced air ventilation system.

                           5.2.3.2  Install wall feed through port for
                                    transmission lines.

                           5.2.3.3 Provide three-phase AC distribution system, including lighting and convenience outlets.

                           5.2.3.4  Ground system tied to building ground.

Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                         "D"-6
August 9, 2000                                                            Installation Services Agreement

                           5.2.3.5 Construction and installation of electrical shield (if required).

                           5.2.3.6  Installation of cable ladder.

                           5.2.3.7  Installation of seismic bracing.

                           5.2.3.8 Mount and test antennas and transmission lines and any tower mounted amplifiers that may be required.

                           5.2.3.9  Installation and testing of telephone
                                    services.

                           5.2.3.10 Site clean-up and trash removal.

                           5.2.3.11 Project Management and field supervision
                                    exclusive of FNE equipment.

         5.3 Scope of Work Vacant Property Site (Scope may vary based on Site specific requirements)

                  5.3.1    Vacant Property Shelter Site Requirements:

                           5.3.1.1 Site is assumed to be a vacant plot of cleared land that has sufficient area and with ingress and egress which will allow the installation of the required building and antenna structure.

                           5.3.1.2 The site is assumed to have normal soil. Normal soil is defined as a cohesive soil with an allowable net vertical bearing capacity of 4,000 pounds per square foot, and an allowable net horizontal pressure of 400 pounds per square foot per linear foot of depth to a maximum of 4,000 pounds per square foot. Rock, non-cohesive soils, or saturated or submerged soils are not to be considered normal soil. In addition, the soil shall be suitable for mechanical back-hoe excavation and no forming requirements for pouring sub-surface concrete should be considered.

                  5.3.2 Vacant Property Architectural and Engineering Drawing Requirements to be provided by Customer. (In all cases the information furnished for each Site is based on the specific Site selected and the local conditions, ordinances, codes, etc.)

                           5.3.2.1  Site Plan

                                    5.3.2.1.1  Topographic and drainage
                                               information and calculations.

                                    5.3.2.1.2  Existing structural drawings.

Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                         "D"-7
August 9, 2000                                                            Installation Services Agreement

                                    5.3.2.1.3 Existing street, driveways,
                                              utilities, easements.

                                    5.3.2.1.4 Dimensions from proposed
                                              structures to property lines,
                                              other structures.

                                    5.3.2.1.5 Setbacks.

                                    5.3.2.1.6 Ownership documentation.

                                    5.3.2.1.7 Legal descriptions.

                                    5.3.2.1.8 Flood plane information.

                                    5.3.2.1.9 Local seismic codes.

                                    5.3.2.1.10 Fire Protection.

                           5.3.2.2  Foundation Plans

                                    5.3.2.2.1 Details, plans and elevations for
                                              tower and shelters.

                                    5.3.2.2.2 Soils recommendations.

                           5.3.2.3  Tower Drawings

                                    5.3.2.3.1 Details (foundation included by
                                              tower provider).

                                    5.3.2.3.2 Structural steel license (where
                                              required).

                                    5.3.2.3.3 Wooden tower approved as necessary
                                              by appropriate governmental
                                              authorities.

                           5.3.2.4  Shelter Drawings

                                    5.3.2.4.1 Details (foundations included)
                                              with elevations, placement and
                                              dimensions.

                                    5.3.2.4.2 Approved as necessary by
                                              appropriate governmental
                                              authorities and stamped by shelter
                                              provider.

                           5.3.2.5  Landscaping Plans

                                    5.3.2.5.1 If required, detail size, species,
                                              number location, irrigation with
                                              details, and material lists.

                  5.3.3 Vacant property site preparation tasks provided by Customer shall include where appropriate:

                           5.3.3.1  Soil boring and analysis.


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                         "D"-8
August 9, 2000                                                            Installation Services Agreement

                           5.3.3.2 Certified drawings for tower, building and foundations.

                           5.3.3.3  Appropriate layouts and drawings.

                           5.3.3.4 Identification of existing or required utilities.

                           5.3.3.5  Construction of building and tower
                                    foundation based on soil analysis.

                           5.3.3.6  Assembly of building on Site (where
                                    required).

                           5.3.3.7 Erection of tower, installation and test of antennas, and transmission line.

                           5.3.3.8  Building electrical wiring connections.

                           5.3.3.9  Connection and testing of HVAC.

                           5.3.3.10 Installation and testing of telephone
                                    services.

                           5.3.3.11 Building and tower grounding system per
                                    Motorola Systems Engineering specifications.

                           5.3.3.12 Construction and installation of electrical
                                    shielding (if required).

                           5.3.3.13 Construction of access road or driveway as
                                    required.

                           5.3.3.14 Site fencing as desired by Customer.

                           5.3.3.15 Final site grading (where required).

                           5.3.3.16 Landscaping (where required).

                           5.3.3.17 Site clean-up and trash removal.

                           5.3.3.18 Program management and field supervision.

                  5.3.4 Existing building Site requirements in Section 5.2.1 also apply to buildings constructed on vacant Sites.

         5.4      Scope of Work - Switch Site

                  5.4.1    Switch Site Requirements:

                           5.4.1.1  Existing building Site requirements in
                                    Section 5.2.1 also apply to the Switch Site, unless modified in this section.

Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                         "D"-9
August 9, 2000                                                            Installation Services Agreement

                           5.4.1.2 Site is assumed to be an existing building of suitable size to house the Switch equipment and power supplies, inclusive of space for offices and storage.

                           5.4.1.3 Area should accommodate approved equipment layouts, house support personnel and provide storage for repair equipment. Cable tray height of between 8'6" to 9'6" is required, with adequate access for construction, installation, and material movement.

                           5.4.1.4 Power shall be within reasonable distance of the equipment room and provide AC, three phase, at sufficient amperage to support the MSO equipment configuration.

                  5.4.2    Switch Site Architectural Engineering Requirements:

                           5.4.2.1  Reference 5.2.2.

                  5.4.3    When appropriate Customer will provide:

                           5.4.3.1 Structural analysis and certification for existing buildings.

                           5.4.3.2 Certified drawings of building layout modifications and the appropriate building subsystems.

                           5.4.3.3 Air conditioning system as required to support the equipment configuration and personnel.

                           5.4.3.4 Adequate electrical service to support electrical distribution system, including lighting and convenience outlets, DC power plant, and inverters to support the MSO.

                           5.4.3.5 A stand-by generator, as required, and transfer equipment.

                           5.4.3.6 Building ground system compliant with Motorola grounding standards specified in R-56.

                           5.4.3.7  Ground loop tied to building ground.

                           5.4.3.8 Adequate space for 48 V battery system sized to provide eight (8) hours of system operation without recharge.

                           5.4.3.9  Cable ladder system.

                           5.4.3.10 Fire suppression, external alarms, and
                                    security systems.

                           5.4.3.11 Site clean-up and trash removal.

Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                        "D"-10
August 9, 2000                                                            Installation Services Agreement

                           5.4.3.12 Program management and field supervision.

6.0      INSTALLATION AND INTEGRATION

         6.1      Standards

                  All Site Preparation must be completed in accordance with the project's Implementation Schedule to assure inclusion in acceptance testing and Conditional Acceptance of the System or System Expansion. Customer shall furnish all labor and materials necessary to prepare and complete each Site in compliance with all applicable codes and in accordance with the Implementation Schedule.

                  Customer will advise Motorola upon completion of MSO Site preparation. Motorola will commence installation and integration only after this notification of "READY for FNE" is made. The equipment will be installed and integrated by Motorola in accordance with the following standards:

                  6.1.1 All work shall be performed by skilled Motorola personnel and qualified subcontractors approved by Motorola.

                  6.1.2 Motorola parts or parts of equal quality will be used.

                  6.1.3 The work will be performed in accordance with the instructions and techniques as described in the manuals supplied by the equipment vendor.

                  6.1.4 All grounding shall be in conformance with Motorola systems engineering requirements.

         6.2 Unless otherwise agreed by the parties, Motorola shall install and integrate the System or System Expansion as specified in the Agreement when the Site is listed "Ready for FNE." A Site is "FNE Ready" at the point in time when the installation team can deliver, install, integrate, and ATP all of the FNE and associated ancillary equipment in a continuous, uninterrupted manner. "Ready for FNE" is further defined as, but is not limited to, the following conditions being met:

                  6.2.1    Lease agreement commenced.

                  6.2.2 All construction work has been completed. This includes but is not limited to the completion of interior finishes (including all paint and floor covering), electrical work (including all lighting, convenience outlets, grounding and bonding), cable ladder (installed and grounded), and HVAC systems fully operational.

                  6.2.3    Final inspection granted.


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                        "D"-11
August 9, 2000                                                            Installation Services Agreement

                  6.2.4    Power activated.

                  6.2.5 Access and security issues resolved (24 hour access and theft security provided).

                  6.2.6    Construction punchlist complete.

                  6.2.7 Telephone company circuits, and any associated modems, installed and tested.

                  6.2.8 Antennas, transmission lines, poly phasers, grounding, and bonding installed and tested on prepared support structures, per specifications.

         6.3      FNE Installation and Integration

                  6.3.1 Install and interconnect the battery/charger equipment to Customer-provided commercial power source.

                  6.3.2. Unpack and position cabinets and racks and fasten to the floor, if required. Include earthquake bracing as applicable.

                  6.3.3 Interconnect and lace or tie-wrap all cables and wiring on the Motorola-supplied equipment.

                  6.3.4 Connect equipment to Customer-provided commercial power cables.

                  6.3.5    Program all iDEN FNE Software with iDEN System data.

                  6.3.6    Load the System Software.

                  6.3.8 Perform any other tests or adjustments required by Motorola to verify that the iDEN System or System Expansion is operating according to the agreed specifications.

                  6.3.9    Verify and test proper operation of alarm system.

                  6.3.10 Place all refuse in Customer provided trash receptacles.

         6.4 Upon completion of the above procedures, Motorola will inform Customer that the System is ready for formal acceptance testing as set forth in Exhibit "C."

7.0      CUSTOMER RESPONSIBILITIES

         7.1 Customer is responsible to negotiate all leases and/or purchases of all Sites.

         7.2 Customer is responsible for obtaining any required operating authority to install or operate the System, including, without implied limitation, radio licenses, governmental authorizations and approvals, local zoning approvals, environmental impact studies and waivers, and building permits.


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                         "D"-12
August 9, 2000                                                            Installation Services Agreement

         7.3 Information, documentation, facilities and services under Customer's control or those documents not furnished by Motorola shall be furnished by Customer in a timely manner to facilitate the orderly progress of the work in accordance with the project's Implementation Schedule. Included, without implied limitation, shall be: access and right of entry to all Sites; regulatory filing information; floor plans; and any supporting documents which may affect Site engineering, installation analysis, acquisition, permitting and construction.

         7.4 Customer will be responsible for warehousing, reloading, transporting, off-loading and moving the equipment onto the permanent Site. Customer will bear the responsibility for safekeeping and warehousing of the equipment in environmental conditions as set out in the specifications. Motorola agrees, with the exception of certain drop ship type equipment (antennas, lines, combiners, etc.), not to ship equipment prior to the scheduled dates without Customer's prior approval. Motorola agrees to make a reasonable effort to batch the equipment.

         7.5 To the fullest extent possible, Customer shall negotiate 24 hour per day Site availability during installation and the maintenance period. Site access includes providing Motorola with keys, pass codes, security clearances, escort, etc., necessary to gain entrance to and exit from the work area. Should a specific Site not be made available 24 hours per day, response will commence at the beginning of the access time frame. Response time ends at the access route to remote high Sites.

         7.6 Customer is at all times responsible for the costs of commercial AC power usage, building air conditioning, and facility access issues.

         7.7 Customer is responsible for telephone service, inclusive of cables and wiring, which shall be run to the immediate area of the Motorola-supplied equipment, i.e., to the same room or within 20 cable feet of the termination point of the equipment, whichever is closer.

         7.8 In the event that Customer fails to meet any of its responsibilities and such failure results in any delays to the agreed upon Implementation Schedule, Customer and Motorola shall negotiate in good faith a revised Implementation Schedule and additional costs, if necessary, reflecting the effect of those delays.

8.0      RIGHT TO SUBCONTRACT

         Motorola and Customer shall have the right to subcontract the Site installation work in whole or in part.


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                         "D"-13
August 9, 2000                                                            Installation Services Agreement

9.0      SUPERVISION

         Motorola shall provide Program Management to supervise the installation and integration of the iDEN System or System Expansion. Customer shall appoint a System Manager who shall have authority to make changes that may be required during the installation.

10.0     OUT OF SCOPE WORK

         Out of scope work requested by Customer to be performed by Motorola and not specified in this Exhibit "D" required to complete installation or integration shall be authorized in writing via a formal change order by Customer prior to the commencement of such work as set forth in the Changes section in the Agreement.

11.0     SYSTEM ACCEPTANCE

         Within seven days after Motorola has advised Customer that any increment or all of the System or System Expansion is complete, Customer shall furnish representatives to witness acceptance testing as set forth in the Acceptance Test Plan (ATP) and Exhibit "C." In the event Customer does not furnish representatives within the time frame above, Motorola may proceed with the acceptance tests and send Customer a written report of the acceptance test results, which results shall be as valid as if Customer representatives had personally witnessed the ATP.

12.0     FREQUENCY MANAGEMENT RECORDS

         Provision and maintenance of records required by appropriate frequency management authorities are the sole responsibility of Customer.

13.0     BUILDING SPECIFICATIONS

         No Site buildings are to be provided by Motorola. However, all System Site buildings are to be in accordance with applicable Motorola specifications.


----------------------------
(R)Reg. U.S. Pat. & Tm. Off.


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "D"                                         "D"-14
August 9, 2000                                                            Installation Services Agreement
























Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "E"                                         "E"-1
August 9, 2000                                                            Installation Services Agreement


                                   EXHIBIT "E"
            TO iDEN(R) INFRASTRUCTURE INSTALLATION SERVICES AGREEMENT


                               SYSTEM MAINTENANCE



For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the above-referenced Agreement to which this document is Exhibit "E" and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.

This Exhibit sets forth Motorola's technical maintenance obligations (collectively, the "System Maintenance") with respect to FNE Equipment or Software during the warranty periods stated in Section 8 of the Agreement and any maintenance options purchased by Customer.

Motorola shall provide its "Standard Maintenance Services Plan," as set forth in Schedules A through C below, during the initial warranty period for each item of FNE Equipment purchased under the Agreement. The maintenance services in Schedule B are included in the FNE item's warranty purchase price and shall be provided for a period of 16 months after the date of Equipment shipment; the services in Schedules A and C are provided under the terms of the annual Software Maintenance Program (SMP). An optional maintenance service, referred to as "Optional Local Engineering Support Services," is also offered by Motorola as set forth in Schedule D, below. The maintenance option, when selected by Customer, must be procured in accordance with pricing in the iDEN Infrastructure Price Book.

MAINTENANCE SERVICE PLANS

The following is a description of the scope of work to be provided by Motorola under Motorola's Standard Maintenance Services Plan (see Schedules A-C in Sections 3-5) and Optional Local Engineering Support Services (see Schedule D in
Section 6).

1.       SCOPE

         1.1 Motorola shall maintain each FNE element covered by a maintenance plan according to the terms and conditions set forth herein and for the prices referenced above and in
                  Section 8 of the Agreement.

         1.2 The Standard Maintenance Services Plan shall be provided during the FNE Equipment warranty period as defined in Section 8 of the Agreement. The individual segments of the plan may be extended thereafter at Motorola's then current rates. The plan shall consist of the following:

                  1.2.1    Schedule A: Telephone Technical Support

                  1.2.2    Schedule B: Depot Repair Maintenance.


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "E"                                         "E"-2
August 9, 2000                                                            Installation Services Agreement

                  1.2.3    Schedule C: Software Maintenance.

         1.3 The optional maintenance services listed below will be provided when separately purchased in accordance with the iDEN Infrastructure Price Book:

                  1.3.1    Schedule D: Optional Local Engineering Support
                           Services.

2.       CUSTOMER RESPONSIBILITIES

         Customer shall:

         2.1 Appoint a System Manager for each System and supply Motorola with the name, address and telephone number of the System Manager who shall be responsible for coordination with Motorola personnel and who shall, at the option of the Customer System Manager, make available a Customer representative during Motorola performance of Services.

         2.2 Control Site environmental conditions including but not limited to temperature, humidity, voltage, VSWR, etc. according to FNE specifications.

         2.3 Provide reasonable facilities including, but not limited to, secure storage space, a designated work space with adequate temperature control and light, and use of all FNE and communications facilities, including access to a telephone line.

         2.4 Supervise and perform all normal day-to-day System operational activities.

         2.5 Perform System restarts or other maintenance activity as directed by Motorola service manuals prior to initiating a service call for any System problem unless previously instructed otherwise by a Motorola representative.

         2.6 Assist Motorola in Motorola's diagnosis of reproducible Software malfunctions and cooperate with Motorola remote and local personnel as they provide technical supervision and support to Customer's maintenance technicians.

         2.7 Furnish, maintain and repair equipment, products, and services supplied by:

                  2.7.1 The local telephone company (which include but are not limited to local exchange interface),

                  2.7.2    Vendors other than Motorola, and

                  2.7.3 Vendors of mobile and/or other portable subscriber units.

         2.8 Supervise, manage and control its use of the licensed Software including but not limited to:

                  2.8.1 Assuring proper machine configuration, program installation, audit controls and operating methods;


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "E"                                         "E"-3
August 9, 2000                                                            Installation Services Agreement




                  2.8.2 Implementing adequate backup plans, based on alternate procedures to diagnose, patch and repair Software defects in the event of a Software malfunction; and

                  2.8.3 Implementing sufficient procedures and checkpoints to satisfy Customer's requirements for security and accuracy of input and output as well as restart and recovery in the event of malfunction. Such procedures and checkpoints will be provided to and followed by Motorola.

         2.9      Procure its desired test equipment for its own use.

         2.10     Procure and stock Field Replaceable Units ("FRUs").

3.       SCHEDULE A:  TELEPHONE TECHNICAL SUPPORT

         Motorola shall provide Customer a telephone number for access to unlimited twenty-four (24) hour seven (7) days a week telephone technical support from a Motorola supplied central support function in Schaumburg, Illinois, as set forth in the SMP Proposal set forth in Exhibit "O" of the Agreement.

4.       SCHEDULE B:  DEPOT REPAIR SERVICE

         Motorola shall provide depot repair of Field Replaceable Units (FRUs) at a Motorola repair facility or a repair facility authorized by Motorola in accordance with Section 8.1 of the Agreement and the terms set forth below:

         4.1 Customer shall determine and identify all FRUs indicated to be defective and ship, prepaid by Customer, said defective equipment to the designated Motorola repair facility.

         4.2 Motorola will repair and test all defective FRUs and will return said FRUs to Customer at a location designated by Customer within a reasonable time after receipt at the Motorola authorized repair location. Motorola shall pay for shipping to Customer's location.

5.       SCHEDULE C:  SOFTWARE MAINTENANCE PROGRAM ("SMP")

         Pursuant to Section 8.4 of the Agreement, (i) Exhibit "K" sets forth the pricing for SMP, (ii) the subsections below set forth SMP general terms, (iii) the proposal set forth in Exhibit "O" further defines the SMP services and pricing for 2000, and (iv) Motorola periodically shall make proposals governing SMP services and pricing for the remaining portions of the term of the Agreement. The license for Software provided during the SMP shall be provided in accordance with Exhibit "F" to the Agreement.

         5.1      Definitions


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "E"                                         "E"-4
August 9, 2000                                                            Installation Services Agreement


                  CERTIFICATION - The approval by Motorola that Customer's current Software is in acceptable condition for coverage under the Software Maintenance Program.

                  FEATURE - A new Software functionality or substantial performance improvement that is made available to Customer for the then current Software release.

                  FIRMWARE - Software in object code form that is implanted in hardware such as, by example and not limitation: ROM (Read Only Memory); PROM (Programmable Read Only Memory); or EPROM (Erasable Programmable Read Only Memory).

                  MAJOR RELEASE - The issue of Software and any superseding issue thereof which adds to, improves, or enhances existing Software Features and capabilities involving more extensive changes to the underlying source code or the user interface than is the case in a Point Release. A Major Release may also correct defects in earlier releases.

                  NEW FEATURE RELEASE - A Major Release which contains one or more new Features.

                  POINT RELEASE - A superseding issue of the Software which adds to, improves, or enhances existing Features and capabilities of the Major Release of Software with which it is associated. A Point Release may also correct defects in earlier releases.

                  REHOSTING - The integration of SP Software into Customer's current release of Software.

                  SOFTWARE PATCH - Software that corrects or removes a reproducible anomaly or "bug" in an existing Major Release.

                  SOFTWARE UPDATES - Those Software "fixes" and "patches" issued by Motorola which correct a reproducible service-affecting defect in a Major Release of the Software, whether or not such defect applies to Software furnished to Customer under this Agreement. Software Updates do not include Point Releases or Major Releases, and do not represent an upgrade to or enhancement of existing Software performance levels.

                  SPECIAL PRODUCT SOFTWARE (SP) - Features developed for Customer which contain Customer unique features and/or functionality.

         5.2 All Major Releases and Software Updates (not Optional Features) made available by Motorola to any other iDEN customer shall be made available to Customer free of charge (except for SMP charges).


Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "E"                                         "E"-5
August 9, 2000                                                            Installation Services Agreement


         5.3 Optional Features and SP Software may be included in SMP at additional cost which shall be added to the base SMP rate and included as part of the annual audit set forth in Section 5.14.

         5.4 Travel and associated expenses for on-site visits by Motorola personnel are not covered by this SMP unless, in Motorola's judgment, such travel is required to perform the warranty work or is provided for under the "iDEN System Software Loading Support Services"section of the SMP Proposal set forth in Exhibit "O".

         5.5 Customer may purchase Motorola FNE additions required to accommodate new features and/or functionality at an additional charge to Customer as set forth in the iDEN Infrastructure Price Book. Motorola shall notify Customer of any additional hardware requirements as soon as they are aware that such additional hardware is necessary. Motorola failure to notify Customer of material changes in hardware, when known prior to Customer order of such features or functions, will result in cancellation of the original order and allowance for the Customer to reconsider its wish to proceed.

         5.6 After completion of an SMP coverage period, if Customer declines to purchase and extend the SMP for a future term or if Customer terminates a subsequent SMP and thereby allows SMP coverage to lapse for a System, Motorola must certify (as described in Section 5.7 herein) the System before Motorola will make the SMP available to Customer for such System for another term.

         5.7 Certification for SMP consists of the following: (1) Motorola will audit Customer's System at Customer's expense; (2) Motorola will identify the FNE and/or IPL that must be purchased by Customer, if any, in order to bring Customer's System to the current release level (this includes back payment of all lapsed SMP); (3) Customer must acquire such FNE and/or IPL; and (4) once Customer has purchased the necessary items, Motorola will certify Customer's System and make SMP available to Customer at the then current Motorola price.

         5.8 While Customer is enrolled in the SMP, Motorola shall provide all labor necessary to correct any service-affecting Software defects for the full warranty period and for any period the Software is covered by the SMP, without charge to Customer, and in accordance with the warranty provisions contained in Exhibit "F".

         5.9 During the period SMP is purchased by Customer, Motorola shall provide the services defined in Schedule A (Telephone Technical Support) under SMP.

         5.10 Customer shall be responsible for the first level of maintenance, including but not limited to diagnosis and isolation of reproducible Software malfunctions. In the event of any such Software malfunction, Customer shall notify Motorola immediately, followed by written confirmation of such notice. Motorola will

Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "E"                                         "E"-6
August 9, 2000                                                            Installation Services Agreement




                  acknowledge receipt of verified reproducible Software malfunctions and will promptly provide such service as is necessary to correct service-affecting defects in accordance with the published Motorola specifications. Customer shall be responsible for the installation of new Releases, Updates and associated Firmware.

         5.11 SMP applies only to the Software as supplied or modified by Motorola. Modifications, attempted modifications, or additions to the Software by Customer or by any party other than Motorola is a breach of the Software License contained in Exhibit "F" to the Purchase Agreement and will void all obligations of Motorola under the SMP.

         5.12 Motorola shall have no obligation to support any Software other than the current Release and the immediately preceding Major Release.

         5.13 The SMP supplied to Customer during the warranty period shall be automatically renewed on a yearly basis.

         5.14 Customer shall agree to yearly audits by Motorola of Systems configurations and capacities in order to calculate the new SMP price. The new SMP price for the following year shall be calculated at the end of each calendar year and shall be based on the Products in Commercial Service at that time. If Customers' initial SMP coverage expires prior to December 31, the renewal period shall expire on December 31, and Customer shall be charged for the pro rata amount of the SMP fee to cover the period from expiration to December 31 of that year. The next renewal period shall begin on January 1 of the next year.

         5.15 The Software Maintenance Program (SMP) Proposal set forth in Exhibit "O" shall be subject to the terms and conditions of the Agreement into which this Exhibit "E" is incorporated. The following statement in the "Additional Terms and Conditions" subsection of Section 4 to Exhibit "O" is therefore superceded:



                           Except as modified herein, all terms and conditions of the [See schedule Item 4] shall apply to any resultant Purchase Order and shall supersede and replace any preprinted terms and conditions contained on said Purchase Order.

6.       SCHEDULE D:  OPTIONAL LOCAL ENGINEERING SUPPORT SERVICES

         The following Service option is offered by Motorola to Customer concurrently with the maintenance service contained in Schedules A through C during the warranty period and may be extended on an annual basis.

Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "E"                                         "E"-6
August 9, 2000                                                            Installation Services Agreement



         6.1      LOCAL ENGINEERING SUPPORT

                  Motorola shall provide local engineering support to Customer in accordance with the selected MSO warranty in the iDEN Infrastructure Price Book for each new switch purchased. Said engineering support shall aid in troubleshooting switch issues, provide telephone support to troubleshoot issues for remote BSC and EBTS sites, and be available during Customer's normal working hours (the equivalent of 8:00 am to 5:00 pm), Monday through Friday.

7.       SERVICE LIMITATIONS AND EXCLUSIONS

         The following applies to any of the Maintenance Service Plans contained in this Exhibit.

         7.1 Service does not include installation for System hardware expansions requested by Customer.

         7.2 Service does not include: normal system operating responsibilities; the provision of operating supplies or replacement of consumable supplies; electrical work external to the Switch; or any other functions not required per this Exhibit "E".

         7.3 Service does not include maintenance or repair of towers, antennas, transmission lines, telephone lines, microwave equipment, building's HVAC, or back-up generators unless such products are provided by Motorola.

         7.4 Movement of equipment and reinstallation by anyone not authorized by Motorola may void any obligation or warranty by Motorola. Such authorization by Motorola will not be unreasonably withheld.

         7.5 Customer shall not modify, remove, or obliterate the bar code, serial number, or other identifying mark(s) on the products. Any Product so altered and in need of repair shall be repaired at the sole discretion of Motorola.

         7.6 Motorola shall have no obligation to repair or replace items when such repair or replacement is caused by the following:

                  7.6.1 An event of Force Majeure. However, Motorola agrees, upon Customer's request, to participate with Customer and make an assessment with respect to any damage as a result of such event and to provide a quotation with respect to the repair and/or replacement of the items damaged.

                  7.6.2    Acts of vandalism.

                  7.6.3 Attempts by other than personnel authorized by Motorola to repair, maintain, install or modify the equipment, or if the product is used in other than its normal and customary manner;

Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "E"                                         "E"-8
August 9, 2000                                                            Installation Services Agreement



                  7.6.4 Customer's failure to maintain prescribed environmental conditions or external electrical tolerances.

                  7.6.5 Damage which occurs during shipment from Customer to Motorola.

                  7.6.6 Replacement or malfunction of consumable items such as printing ribbons.

                  7.6.7 Failure of any part of the Interconnected Carrier equipment.

--------------------------------

(R)Reg. U.S. Pat. & Tm. Off.






Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Exhibit "E"                                         "E"-9
August 9, 2000                                                            Installation Services Agreement












Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Price Book                                         "L"-1
August 9, 2000                                                            Installation Services Agreement







                                   EXHIBIT L
             TO iDEN INFRASTRUCTURE INSTALLATION SERVICE AGREEMENT

                     PRICE BOOK, VERSION 3.1, JULY 28, 2000









Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission consisting of 387 consecutive pages pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International                   Price Book                                         "O"-1
August 9, 2000                                                            Installation Services Agreement







                                   EXHIBIT "O"
              TO iDEN(R) INFRASTRUCTURE EQUIPMENT SUPPLY AGREEMENT


                            SMP PROPOSAL TO CUSTOMER
                              DATED MARCH 14, 2000









Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission consisting of 51 consecutive pages pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

                               Agreement Schedule

                iDEN(R) Infrastructure Equipment Supply Agreement

The following is a schedule of omitted information in the attached form of agreement for each of the agreements being filed pursuant to Item 601(a), Instruction 2 of Regulation S-K. The items below correspond to the omitted portions of the agreements in brackets.

A. iDEN Infrastructure Equipment Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel Argentina S.R.L. executed August 14, 2000.

Item 1 -- Entity Name:       Nextel Argentina S.R.L.

Item 2 -- Local Address:     Palestina 977, Codigo Postal 1182,
                             Buenos Aires (Capital Federal), Argentina

Item 3 -- Country:           Argentina

Item 4 -- Prior Agreements:  Integrated Dispatch Enhanced
                             Network ("iDEN") Equipment Purchase Agreement and the Integrated Dispatch Enhanced Network ("iDEN") Installation and Optimization Agreement, both between McCaw-Argentina, c/o McCaw International, LTD and Motorola and both dated as of May 26, 1997 as heretofore amended,

Item 5 - Signatory:          /s/ Jose Felipe
                             Name: Jose Felipe

Item 6 - Fax:                [*]

Item 7 - Addressee:          Mr. Enrique Barraza

Item 8 - Proposal No.        700.1699







---------------------------
        (R) Registered U.S. Patent & Trademark Office.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Item 9 - Copied to           Bob Suastegui
                             Brian Grewe
                             Gerardo Alfaro
                             Christine Roberts
                             Mauricio Puliti
                             Gerry Lemke
                             Bill Hewitt
                             Edsel Aeschliman

Item 10 -                    The pricing information presented is for the
                             Argentina entity only; pricing varies by subsidiary

B. iDEN Infrastructure Equipment Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel Telecomunicacoes Ltda. executed August 14, 2000.

Item 1 -- Entity Name:       Nextel Telecomunicacoes Ltda.

Item 2 -- Local Address:     Av. Maria Coelho Aguiar, 215, 7(0)andar.
                             City of Sao Paulo, State of Sao Paulo
                             Brazil

Item 3 -- Country:           Brazil

Item 4 -- Prior Agreements:  Rio de Janeiro Integrated Dispatch Enhanced Network
                             ("iDEN") Equipment Purchase Agreement and the Integrated Dispatch Enhanced Network ("iDEN") Installation and Optimization Agreement, both between McCaw International (Brazil), Ltd. and Motorola and both dated as of May 9, 1997, as heretofore amended, and the Sao Paulo Integrated Dispatch Enhanced Network ("iDEN") Equipment Purchase Agreement and the Integrated Dispatch Enhanced Network ("iDEN") Installation and Optimization Agreement, both between McCaw International (Brazil), Ltd. and Motorola and both dated as of March 21, 1997, as heretofore amended,

Item 5 - Signatory:          /s/ Alexis Mozarovski
                             Name: Alexis Mozarovski

Item 6 - Fax:                [*]

Item 7 - Addressee:          Mr. Louis Herrra (cc: Egilson Silveira)

Item 8 - Proposal No.        700.1697


* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Item 9 - Copied to           Bob Suastegui
                             Brian Grewe
                             Augusto Vianna
                             Christine Roberts
                             Mauricio Puliti
                             Gerry Lemke
                             Bill Hewitt

Item 10 -                    The pricing information presented is for the
                             Argentina entity only; pricing varies by subsidiary

C. iDEN Infrastructure Equipment Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel de Mexico, S.A. de C.V. executed August 14, 2000.

Item 1 -- Entity Name:       Nextel de Mexico, S.A. de C.V.

Item 2 -- Local Address:     Comunicaciones Nextel de Mexico, S.A. de C.V., a
                             company with offices at Blvd. Manuel Avila Camacho
                             No. 36, Piso 9, Colonia Lomas de Chapultepec,
                             Mexico 11000, D.F.

Item 3 -- Country:           Mexico

Item 4 -- Prior Agreements:  Integrated Dispatch Enhanced Network ("iDEN")
                             Equipment Purchase Agreement and the Integrated Dispatch Enhanced Network ("iDEN") Installation and Optimization Agreement, both between Corporacion Mobilcom, c/o McCaw International, LTD, and Motorola and both dated as of August 28, 1997, as heretofore amended,

Item 5 - Signatory:          /s/ Peter Foyo
                             Name: Peter Foyo

Item 6 - Fax:                [*]

Item 7 - Addressee:          Mr. Raul Ramirez

Item 8 - Proposal No.        700.1698

Item 9 - Copied to           Bob Suastegui
                             Brian Grewe
                             Angel Estevez
                             Gary Houda
                             Mauricio Puliti
                             Gerry Lemke
                             Bill Hewitt

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Item 10 -                    The pricing information presented is for the
                             Argentina entity only; pricing varies by subsidiary

D. iDEN Infrastructure Equipment Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel del Peru, S.A. executed August 14, 2000.

Item 1 -- Entity Name:       Nextel del Peru, S.A.

Item 2 -- Local Address:     Los Nardos 1018, piso 7, Lima 27, Peru

Item 3 -- Country:           Peru

Item 4 -- Prior Agreements:  iDEN Infrastructure Equipment Purchase Agreement
                             and the iDEN Infrastructure Installation and Optimization Agreement, both between Valorcom, s.a. and Motorola and both dated as of February 16, 1998, as heretofore amended,

Item 5 - Signatory:          /s/ Miguel Rivera
                             Miguel Rivera

Item 6 - Fax:                [*]

Item 7 - Addressee:          Mr. Harry Thornberry

Item 8 - Proposal No.        700.1700

Item 9 - Copied to           Bob Suastegui
                             Brian Grewe
                             Javier Escajadillo
                             John Skowron
                             Mauricio Puliti
                             Gerry Lemke
                             Bill Hewitt

Item 10 -                    The pricing information presented is for the
                             Argentina entity only; pricing varies by subsidiary

E. iDEN Infrastructure Equipment Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel Communications Philippines, Inc. executed August 14, 2000.

Item 1 -- Entity Name:       Nextel Communications Philippines, Inc.

Item 2 -- Local Address:     at 18th Floor, Orient Square Building,
                             Emerald Avenue, Pasig City, Philippines 1605,

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Item 3 -- Country:           Philippines

Item 4 -- Prior Agreements:  Integrated Dispatch Enhanced Network ("iDEN")
                             Equipment Purchase Agreement and the Integrated Dispatch Enhanced Network ("iDEN") Installation and Optimization Agreement, both between Infocom Communications Network Inc. and Motorola and both dated as of March 16, 1996, as heretofore amended,

Item 5 - Signatory:          /s/ Tony Urera
                             Name: Tony Urera

Item 6 - Fax:                [*]

Item 7 - Addressee:          Mr. Rolando Alarcon

Item 8 - Proposal No.        700.1701

Item 9 - Copied to           Bob Suastegui
                             Brian Grewe
                             Igi Miranda
                             Jim Secora
                             Rob Antonio
                             Gerry Lemke
                             Bill Hewitt

Item 10 -                    The pricing information presented is for the
                             Argentina entity only; pricing varies by subsidiary


* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.